UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-22436

EntrepreneurShares Series Trust

(Exact name of registrant as specified in charter)

175 Federal Street, Suite #875

Boston, MA 02110

(Address of principal executive offices) (Zip code)

Dr. Joel M. Shulman

175 Federal Street, Suite #875

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-917-2605

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

EntrepreneurShares Series Trust™

ERShares Entrepreneurs ETF
(ENTR)

ERShares NextGen Entrepreneurs ETF
(ERSX)

The Funds are exchange-traded funds. This means that shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca”) and trade at market prices. The market price for each Fund’s shares may be different from its net asset value per share (“NAV”).

Annual Report

June 30, 2022

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 877-271-8811

Management Discussion of Fund Performance – (Unaudited)

August 19, 2022

Dear Shareholders:

We are enclosing the report for results covering the fiscal period July 1, 2021 through June 30, 20221. We note that our performance is not symmetrical or consistent through the year with quarters in the past couple of years varying considerably from period to period. We note that the interpretation of results is best measured over an extended period, especially as measured against a consistent benchmark.

The objective of this letter is to provide our shareholders an informative review of our fund’s performance, present comparison of each fund’s performance vs. appropriate benchmarks, and discuss each fund’s top performing sector. This letter addresses our two Exchange Traded Funds (“ETFs”); ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF. The Trust also includes three mutual funds; these are separately covered in their own Annual Report. Overall, all funds have negative annual returns, mainly brought on by COVID-19 and the FED’s war against uncontrollable inflation which triggered downward market conditions because of rate hikes.

Several key factors need to be addressed. First, our models work best during periods of market appreciation and low volatility. Our historical above average Up-Capture suggests that when markets rise, our Entrepreneurial stocks tend to rise faster. The corollary also tends to hold true: our above average Down-Capture suggests that during periods of market decline our Entrepreneurial stocks tend to fall faster than peer benchmarks. The period July 1, 2021 through June 30, 2022 included periods with extreme movements in both directions. Our funds performed as expected during these periods, though with more volatility due to the pandemic and more volatile interest rates. If our funds were evaluated during a Calendar year, investors would have an entirely different interpretation of results.

An important distinguishing characteristic of our strategy is that many of our alpha-generating Entrepreneurial stocks tend to fall in the Growth and High Beta classification. This includes a handful of sectors with most stocks residing within the Information Technology, Consumer Discretionary, Communication Services and Health Care sectors. When equity markets favor these sectors or Growth and High Beta stocks, our Entrepreneur portfolios tend to out-perform the markets over that time period. The opposite also holds true.

ERShares Entrepreneurs ETF

ERShares Entrepreneurs ETF (“ENTR”) is one of the two exchange-traded funds. ENTR is benchmarked against the Russell 1000 Growth Index. During the last fiscal period, ENTR performed -43.04 % vs. -18.77%, respectively.

1

Management Discussion of Fund Performance – (Unaudited) (continued)

The ERShares Entrepreneurs ETF top performing sectors for the period were Energy, Materials, and Consumer Staples. The Fund’s performance vs. the benchmark for the period was 27.39% vs. 41.18%, 9.11% vs. -19.89%, and -2.72% vs. -27.74%, respectively. The ERShares Entrepreneurs ETF worst performing sectors for the period were Utilities, Consumer Discretionary and Real Estate. The Fund’s performance vs. the benchmark for the period was -67.90% vs. -5.01%, -59.25% vs. -27.74%, and -56.11% vs. -12.05%, respectively.

ERShares NextGen Entrepreneurs ETF

ERShares NextGen Entrepreneurs ETF (“ERSX”) is one of the two exchange-traded funds. ERSX is benchmarked against the FTSE Global ex US Small Cap Net Tax (US RIC) Index. During the last fiscal period, ERSX performed -36.35% vs. -19.42%, respectively.

The ERShares NextGen Entrepreneurs ETF top performing sectors for the period were Energy, Consumer Staples, and Information Technology. The Fund’s performance vs. the benchmark for the period was -9.57% vs. 21.65%, -14.24% vs. -20.36%, -29.33% vs -25.88%, respectively. The ERShares NextGen Entrepreneurs ETF worst performing sectors for the period were Utilities, Health Care and Financials. The Fund’s performance vs. the benchmark for the period was -75.76% vs. -5.67%, -56.86% vs. -37.98%, and -52.67% vs. -20.36%, respectively.

In this past fiscal year, we note that our relative performance is consistent across strategies. We had underperformance as measured against our benchmark in the ERShares NextGen Entrepreneurs ETF and underperformance in the ERShares Entrepreneurs ETF. We note that when our Fund performance is viewed on a calendar year basis or over an extended time period, different interpretations would follow. We continue to provide evidence that our Entrepreneur Model works over an extended period and extend our gratitude to all of our shareholders for continued support. We look forward to sharing more updates with you in the future.

Sincerely,

Joel Shulman Ph.D., CFA

Founder and Chief Investment Officer

[1]	Performance based off the period Wednesday June 30, 2021, through Thursday June 30, 2022. Performance Source: Bloomberg and Fund Administration records

2

Management Discussion of Fund Performance – (Unaudited) (continued)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-271-8811 or visiting www.ershares.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a full prospectus which contains this and other information about the Funds offered by EntrepreneurShares, call 1-877-271-8811. Please read the full prospectus carefully before investing. The Mutual Funds and ETFs are distributed by Foreside Fund Services, LLC.

The ERShares NextGen Entrepreneurs ETF invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The ERShares NextGen Entrepreneurs ETF invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The ETFs are exposed to common stock risk. Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Additional risks are detailed in the prospectus.

The Russell 1000 Growth Index is comprised of large and mid cap US equities that exhibit growth characteristics. The FTSE All World ex-US Small-Cap Index is a market-capitalization weighted index representing the performance of Small cap stocks in Developed and Emerging markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Index performance does not represent actual fund or portfolio performance and such performance does not reflect the actual investment experience of any investor. An investor cannot invest directly in an index.

Diversification does not guarantee a profit or assure against a loss.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

3

Investment Results (Unaudited)

ERShares Entrepreneurs ETF

Comparison of the Growth of a $10,000 Investment in the ERShares Entrepreneurs ETF and the Russell 1000® Growth Index (Unaudited)

This chart assumes an initial gross investment of $10,000 made in the ERShares Entrepreneurs ETF on November 7, 2017 (commencement of operations of the Fund) and held to June 30, 2022. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund’s total gross and net operational expenses were 0.49% per the October 28, 2021 prospectus.

Russell 1000 Growth Index – The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in the index..

Average Annual Total Returns as of June 30, 2022

			Since
			Inception
	One Year	Three Year	(11/7/2017)
ERShares Entrepreneurs ETF – At NAV	(43.04)%	(3.10)%	2.08%
ERShares Entrepreneurs ETF – At Market Value	(43.33)%	(3.23)%	1.98%
Russell 1000® Growth Index	(18.77)%	12.58%	12.94%

4

Investment Results (Unaudited) (continued)

ERShares NextGen Entrepreneurs ETF

Comparison of the Growth of a $10,000 Investment in the ERShares NextGen Entrepreneurs ETF and the FTSE Global ex-US Small Cap Index (Unaudited)

This chart assumes an initial gross investment of $10,000 made in the ERShares NextGen Entrepreneurs ETF on December 27, 2018 (commencement of operations of the Fund) and held to June 30, 2022. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund’s total gross and net operational expenses were 0.75% per the October 28, 2021 prospectus..

FTSE Global ex-US Small-Cap Index is a market-capitalization weighted index representing the performance of Small cap stocks in Developed and Emerging markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Average Annual Total Returns as of June 30, 2022

			Since
			Inception
	One Year	Three Year	(12/27/2018)
ERShares NextGen Entrepreneurs ETF – At NAV	(36.35)%	(2.23)%	1.36%
ERShares NextGen Entrepreneurs ETF – At Market Value	(36.75)%	(2.47)%	1.25%
FSTE Global ex-US Small Cap Index	(19.42)%	1.35%	5.51%

5

Fund Holdings (Unaudited)

ERShares Entrepreneurs ETF

Schedule of Investments Summary Table(1)
as of June 30, 2022 (Unaudited)

Sector	% of Net Assets
Communications	15.01%
Consumer Discretionary	9.06%
Consumer Staples	0.40%
Energy	1.49%
Financials	4.26%
Health Care	11.82%
Industrials	4.35%
Materials	2.40%
Real Estate	1.17%
Technology	43.96%
Other Assets in Excess of Liabilities	6.08%
100.00%

Top Ten Equity Holdings(1)(2)
as of June 30, 2022 (Unaudited)

Issuer	% of Net Assets
Alphabet, Inc. - Class A	4.01%
Meta Platforms, Inc. - Class A	3.62%
NVIDIA Corp.	3.46%
Synopsys, Inc.	2.95%
Qualcomm, Inc.	2.88%
Cintas Corp.	2.57%
Veeva Systems, Inc. - Class A	2.56%
Oracle Corp.	2.21%
Seagen, Inc.	2.16%
Copart, Inc.	1.90%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)	Short-term investments are not included.

6

Fund Holdings (Unaudited)

ERShares NextGen Entrepreneurs ETF

Schedule of Investments Summary Table(1)
as of June 30, 2022 (Unaudited)

Sector	% of Net Assets
Communications	11.95%
Consumer Discretionary	14.90%
Consumer Staples	5.60%
Energy	5.56%
Financials	9.33%
Health Care	10.03%
Industrials	4.89%
Materials	5.96%
Real Estate	5.41%
Technology	17.93%
Utilities	0.99%
Other Assets in Excess of Liabilities	7.45%
100.00%

Top Ten Equity Holdings(1)(2)
as of June 30, 2022 (Unaudited)

Issuer	% of Net Assets
Yadea Group Holdings Ltd.	2.08%
carsales.com, Ltd.	1.65%
FinVolution Group - ADR	1.49%
Allied Properties Real Estate Investment Trust	1.47%
Frasers Group PLC	1.44%
Wilmar International Ltd.	1.41%
Fortescue Metals Group Ltd.	1.37%
Telix Pharmaceuticals Ltd.	1.35%
Entain plc	1.34%
Check Point Software Technologies Ltd.	1.31%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)	Short-term investments are not included.

7

ERShares Entrepreneurs ETF
Schedule of Investments
June 30, 2022

Common Stocks — 93.92%	Shares	Fair Value
Communications — 15.01%
Airbnb, Inc., Class A(a)	2,482	$221,097
Alphabet, Inc., Class A(a)	558	1,216,026
AppLovin Corporation(a)	4,025	138,621
Bilibili, Inc. - ADR(a)	2,140	54,784
DoorDash, Inc., Class A(a)	3,492	224,082
Meta Platforms, Inc., Class A(a)	6,804	1,097,145
Netflix, Inc.(a)	638	111,567
Playtika Holding, Corp.(a)	28,853	382,014
Roku, Inc.(a)	1,458	119,760
Shutterstock, Inc.	3,870	221,790
Snap, Inc., Class A(a)	8,165	107,206
Spotify Technology SA(a)	2,639	247,617
Trade Desk, Inc. (The), Class A(a)	6,658	278,904
Twitter, Inc.(a)	1,069	39,970
ZoomInfo Technologies, Inc., Class A(a)	2,629	87,388
		4,547,971
Consumer Discretionary — 9.06%
Amazon.com, Inc.(a)	2,392	254,054
Chewy, Inc.(a)	4,187	145,373
Chipotle Mexican Grill, Inc.(a)	257	335,966
Copart, Inc.(a)	5,290	574,811
DraftKings, Inc.(a)	24,246	282,951
Etsy, Inc.(a)	3,037	222,339
MercadoLibre, Inc.(a)	308	196,156
Niu Technologies - ADR(a)	15,315	131,709
RH(a)	477	101,248
Tesla, Inc.(a)	602	405,399
Wayfair, Inc., Class A(a)	2,163	94,220
		2,744,226
Consumer Staples — 0.40%
Five Below, Inc.(a)	1,058	120,009

Energy — 1.49%
Continental Resources, Inc.	2,607	170,367
Enphase Energy, Inc.(a)	1,439	280,951
		451,318
Financials — 4.26%
Ares Management Corp., Class A	4,869	276,852
Blackstone Group L.P. (The), Class A	754	68,787
Capital One Financial Corp.	2,427	252,869
First Republic Bank	3,181	458,700
Icahn Enterprises, L.P.	4,828	232,323
		1,289,531
Health Care — 11.82%
10X Genomics, Inc., Class A(a)	2,061	93,260
BeiGene Ltd. - ADR(a)	281	45,480
Danaher Corp.	1,364	345,801
Exact Sciences Corp.(a)	2,089	82,286

See accompanying notes which are an integral part of these financial statements.

8

ERShares Entrepreneurs ETF
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.92% (continued)	Shares	Fair Value
Health Care — 11.82% (continued)
Exelixis, Inc.(a)	24,681	$513,858
Masimo Corp.(a)	1,913	249,972
Regeneron Pharmaceuticals, Inc.(a)	739	436,845
ResMed, Inc.	1,956	410,036
Royalty Pharma PLC, Class A	12,647	531,680
Seagen, Inc.(a)	3,706	655,740
Teladoc Health, Inc.(a)	6,529	216,828
		3,581,786
Industrials — 4.35%
Avalara, Inc.(a)	637	44,972
Cintas Corp.	2,086	779,184
Cognex Corp.	11,621	494,125
		1,318,281
Materials — 2.40%
Franco-Nevada Corp.	2,459	323,555
Steel Dynamics, Inc.	6,115	404,507
		728,062
Real Estate — 1.17%
Public Storage	1,136	355,193

Technology — 43.96%
Affirm Holdings, Inc.(a)	8,320	150,259
Alteryx, Inc., Class A(a)	945	45,757
Arista Networks, Inc.(a)	2,688	251,973
Atlassian Corp. PLC, Class A(a)	1,373	257,300
Bentley Systems, Inc.	6,961	231,801
Bill.com Holdings, Inc.(a)	1,203	132,258
Block, Inc., Class A(a)	4,801	295,069
Cloudflare, Inc., Class A(a)	5,930	259,438
CoStar Group, Inc.(a)	5,807	350,801
Coupa Software, Inc.(a)	841	48,021
Crowdstrike Holdings, Inc., Class A(a)	1,777	299,531
Datadog, Inc.(a)	2,635	250,957
Dropbox, Inc., Class A(a)	2,301	48,298
EPAM Systems, Inc.(a)	1,528	450,424
FleetCor Technologies, Inc.(a)	2,276	478,210
Fortinet, Inc.(a)	8,674	490,775
Gitlab, Inc.(a)	2,764	146,879
HubSpot, Inc.(a)	154	46,300
MongoDB, Inc.(a)	756	196,182
Monolithic Power Systems, Inc.	1,372	526,903
NVIDIA Corp.	6,909	1,047,335
Okta, Inc.(a)	3,404	307,722
Oracle Corp.	9,605	671,101
Palo Alto Networks, Inc.(a)	630	311,182
Paycom Software, Inc.(a)	176	49,301
Pure Storage, Inc., Class A(a)	9,612	247,125
Qualcomm, Inc.	6,828	872,209

See accompanying notes which are an integral part of these financial statements.

9

ERShares Entrepreneurs ETF
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.92% (continued)	Shares	Fair Value
Technology — 43.96% (continued)
RingCentral, Inc., Class A(a)	896	$46,825
salesforce.com, Inc.(a)	1,784	294,431
Snowflake, Inc., Class A(a)	1,520	211,371
Synopsys, Inc.(a)	2,946	894,701
Toast, Inc., Class A(a)	13,308	172,206
Twilio, Inc., Class A(a)	2,646	221,761
Ubiquiti, Inc.	2,306	572,372
UiPath, Inc., Class A(a)	8,525	155,070
Unity Software, Inc.(a)	6,542	240,876
Veeva Systems, Inc., Class A(a)	3,917	775,724
VMware, Inc., Class A	2,093	238,560
Wolfspeed, Inc.(a)	4,404	279,434
Workday, Inc., Class A(a)	1,125	157,028
Zoom Video Communications, Inc., Class A(a)	2,378	256,753
Zscaler, Inc.(a)	2,275	340,135
		13,320,358

Total Common Stocks
(Cost $30,326,302)		28,456,735

Total Investments — 93.92%
(Cost $30,326,302)		28,456,735

Other Assets in Excess of Liabilities — 6.08%		1,842,411

Net Assets — 100.00%		$30,299,146

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

10

ERShares NextGen Entrepreneurs ETF
Schedule of Investments
June 30, 2022

Common Stocks — 92.65%	Shares	Fair Value
Australia — 8.78%
Communications — 2.92%
carsales.com, Ltd.	28,075	$356,916
SEEK Ltd.	19,162	278,030
		634,946
Consumer Discretionary — 1.62%
Flight Centre Travel Group Ltd.(a)	16,707	200,971
Harvey Norman Holdings, Ltd.	58,357	149,670
		350,641
Health Care — 1.35%
Telix Pharmaceuticals Ltd.(a)	93,051	292,291

Materials — 1.37%
Fortescue Metals Group Ltd.	24,721	297,336

Technology — 1.52%
HUB24 Ltd.	15,011	210,362
WiseTech Global Ltd.	4,511	118,317
		328,679
Total Australia		1,903,893

Belgium — 0.47%
Technology — 0.47%
Materialise NV - ADR(a)	7,529	102,545
Total Belgium		102,545

Bermuda — 3.14%
Consumer Discretionary — 0.61%
Luk Fook Holdings International Ltd.	51,510	132,940

Financials — 1.06%
Enstar Group, Ltd.(a)	1,066	228,102

Materials — 0.68%
Nine Dragons Paper Holdings Ltd.	174,116	147,618

Technology — 0.79%
Skyworth Group Ltd.	346,000	171,716
Total Bermuda		680,376

Canada — 15.27%
Consumer Discretionary — 3.42%
Aritzia, Inc.(a)	6,142	166,280
Gildan Activewear, Inc.	7,046	202,795
Linamar Corporation	6,005	254,422
Spin Master Corp.(a)	3,625	118,301
		741,798
Energy — 0.91%
Vermilion Energy, Inc.	10,327	196,833

Financials — 2.76%
Fairfax Financial Holdings Ltd.	485	256,990
First National Financial Corp.	7,520	193,421

See accompanying notes which are an integral part of these financial statements.

11

ERShares NextGen Entrepreneurs ETF
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 92.65% (continued)	Shares	Fair Value
Canada — 15.27% (continued)
Financials — 2.76% (continued)
Onex Corporation	3,010	$149,883
		600,294
Industrials — 0.50%
GFL Environmental, Inc.	4,168	107,534

Materials — 3.37%
Cascades, Inc.	7,293	57,391
First Majestic Silver Corp.	14,687	105,308
First Quantum Minerals Ltd.	7,747	146,962
Franco-Nevada Corp.	675	88,817
Ivanhoe Mines Ltd.(a)	13,733	79,052
Triple Flag Precious Metals Corp.	2,106	27,485
West Fraser Timber Co. Ltd.	2,960	227,121
		732,136
Real Estate — 4.31%
Allied Properties Real Estate Investment Trust	12,378	319,143
Colliers International Group, Inc.	1,588	174,219
FirstService Corp.	135	16,362
FirstService Corp.	2,140	259,571
Tricon Residential, Inc.	16,275	164,990
		934,285
Total Canada		3,312,880

Cayman Islands — 8.18%
Communications — 1.21%
Vnet Group, Inc. - ADR(a)	43,410	262,196

Consumer Discretionary — 2.89%
NagaCorp Ltd.(a)	218,065	178,667
Yadea Group Holdings Ltd.	229,666	450,418
		629,085
Financials — 2.55%

FinVolution Group - ADR	68,028	323,133
Noah Holdings Ltd. - ADR(a)	6,621	133,943
Value Partners Group Ltd.	250,755	94,653
		551,729
Materials — 0.54%
Lee & Man Paper Manufacturing Ltd.	272,842	117,270

Utilities — 0.99%
Tian Lun Gas Holdings Ltd.	339,195	213,780
Total Cayman Islands		1,774,060

China — 7.16%
Communications — 1.73%
Bilibili, Inc. - ADR(a)	4,726	120,986
Weimob, Inc.(a)	369,145	254,557
		375,543

See accompanying notes which are an integral part of these financial statements.

12

ERShares NextGen Entrepreneurs ETF
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 92.65% (continued)	Shares	Fair Value
China — 7.16% (continued)
Consumer Discretionary — 1.61%
JD.com, Inc. - ADR	1,829	$117,458
Niu Technologies - ADR(a)	16,650	143,190
XPeng, Inc. - ADR(a)	2,804	88,999
		349,647
Energy — 1.52%
Daqo New Energy Corp. - ADR(a)	1,915	136,693
JinkoSolar Holding Co., Ltd. - ADR(a)	2,787	192,805
		329,498
Financials — 0.47%
Futu Holdings Ltd. - ADR(a)	1,968	102,749

Health Care — 0.77%
BeiGene Ltd. - ADR(a)	1,026	166,058

Technology — 1.06%
Kingdee International Software Group Co., Ltd.(a)	97,190	228,978
Total China		1,552,473

Denmark — 0.67%
Technology — 0.67%
Netcompany Group A/S(a)	2,635	145,161
Total Denmark		145,161

France — 0.26%
Communications — 0.26%
Ubisoft Entertainment S.A.(a)	1,294	57,054
Total France		57,054

Germany — 0.29%
Energy — 0.29%
VERBIO Vereinigte BioEnergie AG	1,252	63,056
Total Germany		63,056

Ireland — 0.72%
Health Care — 0.72%
Jazz Pharmaceuticals PLC(a)	1,005	156,790
Total Ireland		156,790

Isle Of Man — 1.34%
Consumer Discretionary — 1.34%
Entain plc(a)	19,101	290,666
Total Isle Of Man		290,666

Israel — 4.35%
Communications — 0.99%
Fiverr International Ltd.(a)	2,512	86,388
Wix.com Ltd.(a)	1,959	128,412
		214,800

See accompanying notes which are an integral part of these financial statements.

13

ERShares NextGen Entrepreneurs ETF
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 92.65% (continued)	Shares	Fair Value
Israel — 4.35% (continued)
Technology — 3.36%
Check Point Software Technologies Ltd.(a)	2,330	$283,748
ironSource Ltd.(a)	51,410	122,356
JFrog Ltd(a)	3,281	69,131
Radware Ltd.(a)	11,738	254,362
		729,597
Total Israel		944,397

Japan — 3.31%
Industrials — 1.65%
S-Pool, Inc.	29,953	249,694
VisasQ, Inc.(a)	7,014	108,293
		357,987
Technology — 1.66%
GMO Payment Gateway, Inc.	1,323	94,232
Rorze Corp.	1,692	106,139
SHIFT, Inc.(a)	1,221	160,110
		360,481
Total Japan		718,468

Jersey — 0.90%
Communications — 0.90%
Gambling.com Group Ltd.(a)	24,791	195,105
Total Jersey		195,105

Marshall Islands — 0.23%
Industrials — 0.23%
Star Bulk Carriers Corp.	2,015	50,355
Total Marshall Islands		50,355

Singapore — 3.26%
Consumer Discretionary — 0.58%
Best World International, Ltd.(a)(b)	128,500	125,780

Consumer Staples — 2.16%
Olam Group Ltd.	147,982	162,166
Wilmar International Ltd.	105,083	305,829
		467,995
Technology — 0.52%
UMS Holdings Ltd.	141,842	113,450
Total Singapore		707,225

South Africa — 1.05%
Consumer Staples — 1.05%
Shoprite Holdings Ltd.	18,725	228,136
Total South Africa		228,136

See accompanying notes which are an integral part of these financial statements.

14

ERShares NextGen Entrepreneurs ETF
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 92.65% (continued)	Shares	Fair Value
Spain — 0.35%
Industrials — 0.35%
Sacyr S.A.	31,501	$75,915
Total Spain		75,915

Sweden — 6.28%
Communications — 0.75%
Embracer Group A.B.(a)	21,244	163,166

Consumer Discretionary — 0.69%
Evolution Gaming Group A.B.	1,644	150,385

Financials — 0.96%
Avanza Bank Holding A.B.	2,946	49,674
Nordnet A.B. publ, Class A	12,097	159,243
		208,917
Health Care — 1.69%
Cellavision A.B.	8,123	269,682
Sectra A.B.	7,283	97,917
		367,599
Industrials — 0.66%
HMS Networks A.B.	1,751	74,848
Instalco A.B.	16,051	66,773
		141,621
Real Estate — 1.10%
Fabege A.B.	17,529	166,118
Samhallsbyggnadsbolaget i Norden A.B.	42,575	71,158
		237,276
Technology — 0.43%
Sinch A.B.(a)	28,697	93,731
Total Sweden		1,362,695

Switzerland — 1.22%
Health Care — 0.73%
Medacta Group S.A.	1,654	157,880

Technology — 0.49%
Sensirion Holding AG(a)	1,048	106,456
Total Switzerland		264,336

United Kingdom — 3.92%
Communications — 1.58%
Frontier Developments PLC(a)	13,031	217,083
Future PLC	4,213	89,152
S4 Capital PLC(a)	12,959	36,359
		342,594
Consumer Discretionary — 1.45%
Frasers Group PLC(a)	38,509	313,323

Health Care — 0.65%
Hikma Pharmaceuticals PLC	7,188	141,820

See accompanying notes which are an integral part of these financial statements.

15

ERShares NextGen Entrepreneurs ETF
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 92.65% (continued)	Shares	Fair Value
United Kingdom — 3.92% (continued)
Technology — 0.24%
Computacenter PLC	1,837	$52,605
Total United Kingdom		850,342

United States — 20.53%
Communications — 1.61%
Cardlytics, Inc.(a)	3,850	85,894
Playtika Holding, Corp.(a)	19,818	262,390
		348,284
Consumer Discretionary — 0.69%
Skechers U.S.A., Inc., Class A(a)	4,236	150,717

Consumer Staples — 1.42%
e.l.f. Beauty, Inc.(a)	3,123	95,814
Inter Parfums, Inc.	2,895	211,508
		307,322
Energy — 2.84%
Ameresco, Inc., Class A(a)	3,327	151,578
Antero Resources Corp.(a)	3,970	121,681
Matador Resources Co.	3,627	168,981
SolarEdge Technologies, Inc.(a)	634	173,513
		615,753
Financials — 1.53%
Palomar Holdings, Inc.(a)	2,749	177,036
Signature Bank	857	153,583
		330,619
Health Care — 4.12%
Allogene Therapeutics, Inc.(a)	6,949	79,219
Arrowhead Pharmaceuticals, Inc.(a)	3,458	121,756
Masimo Corp.(a)	1,342	175,359
Merit Medical Systems, Inc.(a)	2,965	160,911
Select Medical Holdings Corp.	5,488	129,627
ShockWave Medical, Inc.(a)	1,190	227,491
		894,363
Industrials — 1.50%
Cognex Corp.	3,819	162,384
Titan Machinery, Inc.(a)	7,248	162,428
		324,812
Technology — 6.82%
Altair Engineering, Inc., Class A(a)	3,242	170,206
Dropbox, Inc., Class A(a)	8,272	173,629
Fastly, Inc.(a)	6,210	72,098
II-VI, Inc.(a)	2,534	129,108
MaxLinear, Inc.(a)	3,776	128,308
PagerDuty, Inc.(a)	2,662	65,964
PubMatic, Inc.(a)	6,569	104,381
Pure Storage, Inc., Class A(a)	2,860	73,531
Repay Holdings Corporation(a)	14,734	189,332

See accompanying notes which are an integral part of these financial statements.

16

ERShares NextGen Entrepreneurs ETF
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 92.65% (continued)	Shares	Fair Value
United States — 20.53% (continued)
Technology — 6.82% (continued)
Simulations Plus, Inc.	2,303	$113,607
TaskUS, Inc.(a)	5,361	90,386
TTEC Holdings, Inc.	2,099	142,501
Upstart Holdings, Inc.(a)	823	26,023
		1,479,074
Total United States		4,450,944

Virgin Islands British — 0.97%
Consumer Staples — 0.97%
Nomad Foods Ltd.(a)	10,484	209,575
Total Virgin Islands British		209,575

Total Common Stocks
(Cost $22,645,155)		20,096,447

Total Investments — 92.65%
(Cost $22,645,155)		20,096,447

Other Assets in Excess of Liabilities — 7.35%		1,594,292

Net Assets — 100.00%		$21,690,739

(a)	Non-income producing security.

(b)	Illiquid security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

17

EntrepreneurShares Series Trust
Statements of Assets and Liabilities
June 30, 2022

		ERShares
	ERShares	NextGen
	Entrepreneurs	Entrepreneurs
	ETF	ETF
Assets
Investments, at cost	$30,326,302	$22,645,155
Investments, at fair value	28,456,735	20,096,447
Cash	1,746,802	1,022,584
Foreign currencies, at value (cost $- and $530,578)	—	505,801
Receivable for investments sold	102,341	76,287
Dividends and interest receivable	6,016	17,097
Tax reclaims receivable	—	8,626
Total Assets	30,311,894	21,726,842
Liabilities
Payable for investments purchased	—	22,331
Unified fee	12,748	13,772
Total Liabilities	12,748	36,103
Net Assets	$30,299,146	$21,690,739
Net Assets consist of:
Paid-in capital	$58,472,086	$31,568,011
Accumulated deficit	(28,172,940)	(9,877,272)
Net Assets	$30,299,146	$21,690,739
Net Assets	$30,299,146	$21,690,739
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,200,000	1,730,000
Net asset value (offering and redemption price per share)	$9.47	$12.54

See accompanying notes which are an integral part of these financial statements.

18

EntrepreneurShares Series Trust
Statements of Operations
For the year ended June 30, 2022

		ERShares
	ERShares	NextGen
	Entrepreneurs	Entrepreneurs
	ETF	ETF
Investment Income
Dividend income (net of foreign taxes withheld of $351 and 43,829)	$221,518	$326,179
Interest income	1,468	1,121
Total investment income	222,986	327,300
Expenses
Unified fee	437,877	250,582
Total expenses	437,877	250,582
Net investment income (loss)	(214,891)	76,718
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(16,250,624)	(5,425,838)
Foreign currency transactions	—	(41,653)
Net realized loss	(16,250,624)	(5,467,491)
Change in unrealized appreciation (depreciation) on:
Investments	(20,307,560)	(8,120,522)
Foreign currency translations	—	(30,720)
Net change in unrealized appreciation (depreciation)	(20,307,560)	(8,151,242)
Net realized and change in unrealized loss on investments	(36,558,184)	(13,618,733)
Net decrease in net assets resulting from operations	$(36,773,075)	$(13,542,015)

See accompanying notes which are an integral part of these financial statements.

19

EntrepreneurShares Series Trust
Statements of Changes in Net Assets

	ERShares Entrepreneurs ETF		ERShares NextGen Entrepreneurs ETF
	For the Year	For the Year	For the Year	For the Year
	Ended June 30,	Ended June 30,	Ended June 30,	Ended June 30,
	2022	2021	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(214,891)	$(593,073)	$76,718	$(14,102)
Net realized gain (loss) on investments, in-kind redemptions and foreign currency transactions	(16,250,624)	44,726,256	(5,467,491)	8,779,061
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(20,307,560)	(5,872,516)	(8,151,242)	2,547,525
Net increase (decrease) in net assets resulting from operations	(36,773,075)	38,260,667	(13,542,015)	11,312,484
Distributions to Shareholders:
From earnings	(42,316,735)	(9,414,439)	(7,092,944)	(183,374)
Change in net assets from distributions	(42,316,735)	(9,414,439)	(7,092,944)	(183,374)
Capital Transactions:
Proceeds from shares issued	6,049,089	14,151,903	693,417	10,575,696
Cost of shares redeemed	(39,621,311)	(16,378,069)	(734,438)	(6,264,482)
Net increase (decrease) in net assets resulting from capital transactions	(33,572,222)	(2,226,166)	(41,021)	4,311,214
Total Increase (Decrease) in Net Assets	(112,662,032)	26,620,062	(20,675,980)	15,440,324
Net Assets
Beginning of year	142,961,178	116,341,116	42,366,719	26,926,395
End of year	$30,299,146	$142,961,178	$21,690,739	$42,366,719
Share Transactions
Issued	250,000	550,000	30,000	450,000
Redeemed	(2,475,000)	(625,000)	(50,000)	(300,000)
Net increase (decrease) in shares outstanding	(2,225,000)	(75,000)	(20,000)	150,000

See accompanying notes which are an integral part of these financial statements.

20

ERShares Entrepreneur ETF
Financial Highlights

(For a share outstanding during each period)

							For the
	For the Year	For the Year		For the Year		For the Year	Period
	Ended June	Ended June		Ended June		Ended June	Ended June
	30, 2022	30, 2021		30, 2020		30, 2019	30, 2018(a)
Selected Per Share Data:
Net asset value, beginning of period	$26.35	$21.15		$17.49		$17.57	$15.00
Investment operations:
Net investment income (loss)	(0.13)	(0.11)		(0.01)		0.02	0.03
Net realized and unrealized gain (loss)	(8.03)	6.96		3.68		0.42	2.55
Total from investment operations	(8.16)	6.85		3.67		0.44	2.58
Less distributions to shareholders from:
Net investment income	(0.09)	—		(0.01)		(0.03)	(0.01)
Net realized gains	(8.63)	(1.65)		—		(0.49)	—
Total distributions	(8.72)	(1.65)		(0.01)		(0.52)	(0.01)
Net asset value, end of period	$9.47	$26.35		$21.15		$17.49	$17.57
Market price, end of period	$9.44	$26.36		$21.15		$17.48	$17.63
Total Return(b)	(43.04)%	32.01%		21.03%		3.14%	17.43	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$30,299	$142,961		$116,341		$76,956	$73,814
Ratio of Net Expenses to Net Assets(d)	0.49%	0.49%		0.49%		0.49%	0.49	% (e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	(0.41)%		(0.05)%		0.12%	0.25	% (e)
Portfolio turnover rate	312%	714	% (f)	130	% (f)	39%	32	% (c)

(a)	For the period November 7, 2017 (commencement of operations) to June 30, 2018.

(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c)	Not annualized.

(d)	The Fund operates under a “Unified Fee” structure under which the Advisor pays substantially all of the expenses for the Fund. The Fund pays the Advisor the Unified Fee, an amount based on its average net assets, computed daily and paid monthly. The Fund pays the Advisor 0.49% of its net assets.

(e)	Annualized.

(f)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

See accompanying notes which are an integral part of these financial statements.

21

ERShares NextGen Entrepreneurs ETF
Financial Highlights

(For a share outstanding during each period)

					For the
	For the Year	For the Year		For the Year	Period
	Ended June	Ended June		Ended June	Ended June
	30, 2022	30, 2021		30, 2020	30, 2019(a)
Selected Per Share Data:
Net asset value, beginning of period	$24.21	$16.83		$16.83	$15.00
Investment operations:
Net investment income (loss)	0.02	(0.01)		0.08	0.14
Net realized and unrealized gain (loss)	(7.71)	7.50		0.19	1.69	(b)
Total from investment operations	(7.69)	7.49		0.27	1.83
Less distributions to shareholders from:
Net investment income	(0.83)	(0.11)		(0.27)	—
Net realized gains	(3.15)	—		—	—
Total distributions	(3.98)	(0.11)		(0.27)	—
Net asset value, end of period	$12.54	$24.21		$16.83	$16.83
Market price, end of period	$12.49	$24.27		$16.79	$16.89
Total Return(c)	(36.35)%	44.58%		1.55%	12.22	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$21,691	$42,367		$26,926	$22,723
Ratio of Net Expenses to Net Assets(e)	0.75%	0.75%		0.75%	0.75	% (f)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.23%	(0.04)%		0.64%	3.99	% (f)
Portfolio turnover rate	222%	316	% (g)	139%	138	% (d)

(a)	For the period December 27, 2018 (commencement of operations) to June 30, 2019.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Not annualized.

(e)	The Fund operates under a “Unified Fee” structure under which the Advisor pays substantially all of the expenses for the Fund. The Fund pays the Advisor the Unified Fee, an amount based on its average net assets, computed daily and paid monthly. The Fund pays the Advisor 0.75% of its net assets.

(f)	Annualized.

(g)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

See accompanying notes which are an integral part of these financial statements.

22

EntrepreneurShares Series Trust
Notes to the Financial Statements
June 30, 2022

1. ORGANIZATION

EntrepreneurShares Series Trust™ (the “Trust”) was organized on July 1, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of five funds and is authorized to issue an unlimited number of shares of beneficial interest for each fund (“Shares”). The accompanying financial statements are those of the ERShares Entrepreneurs ETF (previously known as ERShares Entrepreneur 30 ETF) and the ERShares NextGen Entrepreneurs ETF (previously known as ERShares Non-US Small Cap ETF) (individually referred to as a “Fund” or collectively as the “Funds”). The Funds are exchange-traded funds. The investment objective of the Funds is to seek long-term capital appreciation. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies. The Funds are non-diversified and therefore may invest a greater percentage of their assets in fewer issuers than a diversified Fund. The assets of the Funds are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their NAV. Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, of at least 25,000 Shares for the Entrepreneurs ETF and 10,000 Shares for the NextGen ETF, (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment

23

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

Companies including Accounting Standards Update (“ASU”) 2013-08. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold their investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Equity securities traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, securities are typically categorized as Level 1 and Level 2, respectively in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds’ net asset values are calculated. The Funds use fair value adjustment factors provided daily by an independent pricing vendor to value certain foreign equity securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE Arca. These securities are considered as Level 2 in the fair value hierarchy.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker

24

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes or the last sale price where appropriate; otherwise, fair value will be determined in accordance with fair value procedures approved by the Board.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may invest in American Depositary Receipts as well as other “hybrid” forms of depositary receipts, including Global Depositary Receipts. These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries, a portion of which may be reclaimable. The Funds may be subject to foreign taxes on capital gains on the sale of securities or foreign currency transactions. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

25

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical assets.

Level 2 – Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table provides the fair value measurement as of June 30, 2022, while the breakdown, by category, of common stocks is disclosed in the Schedule of Investments for each Fund.

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Assets
ERShares Entrepreneurs ETF*
Common Stocks	$28,456,735	$—	$—	$28,456,735
Total	$28,456,735	$—	$—	$28,456,735
ERShares NextGen Entrepreneurs ETF*
Common Stocks	$11,438,903	$8,657,544	$—	$20,096,447
Total	$11,438,903	$8,657,544	$—	$20,096,447

*	For further information regarding security characteristic, please see the Schedules of Investments.

The Funds did not hold any investments at the end of the reporting year for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting year.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting year. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, are recorded on the ex-dividend date. Investment income from non-U.S. sources received

26

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

C. Cash

Idle cash may be swept into various overnight demand deposits and is classified as cash or foreign currency on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

The Funds intend to distribute to their shareholders net investment income and net realized long or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to return of capital from investments.

3. INVESTMENT ADVISORY AND OTHER CONTRACTUAL SERVICES A. Investment Advisory Fees

Capital Impact Advisors, LLC (the “Advisor”) a related party, serves as the Funds’ investment advisor pursuant to an Investment Advisory Agreement. Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Advisor has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Funds to operate. The Advisor receives a fee for its services, a “Unified Fee”. The ERShares Entrepreneurs ETF pays 0.49% of the Fund’s average daily net assets, computed daily and paid monthly. The ERShares NextGen Entrepreneurs ETF pays 0.75% of the Fund’s average daily net assets, computed daily and paid monthly. Out of the Unified Fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, acquired fund fees and expenses, taxes and extraordinary expenses such as

27

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

litigation and other expenses not incurred in the ordinary course of the Funds’ business. The Advisor’s Unified Fee is designed to cause substantially all of the Funds’ expenses to be paid and to compensate the Advisor for providing services for the Funds.

At June 30, 2022, certain officers of the Trust are officers, directors and/or trustees of the Advisor. Certain officers of the Trust were also employees of the Advisor. These officers were not compensated directly by the Funds.

Each non-interested Trustee of the Trust receives compensation of $3,500 for attending each Board meeting, including special meetings, as well as an additional $1,000 for each audit commit meeting. The Funds also reimburse the non-interested Trustees for their reasonable travel expenses incurred in attending meetings of the Board. Trustee fees are allocated to the five funds in the Trust based on each fund’s relative net assets. Trustee fees for the Funds are paid by the Advisor out of the Unified Fee with respect to ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF.

4. INVESTMENT TRANSACTIONS

For the fiscal year ended June 30, 2022, purchases and sales of investment securities, other than in-kind transactions and short-term investments, were as follows:

	Purchases	Sales
ERShares Entrepreneurs ETF	$259,576,093	$302,886,471
ERShares NextGen Entrepreneurs ETF	68,297,131	75,432,042

For the fiscal year ended June 30, 2022, purchases and sales for in-kind transactions were as follows:

	Purchases	Sales
ERShares Entrepreneurs ETF	$5,668,464	$36,487,714
ERShares NextGen Entrepreneurs ETF	648,737	640,936

For the fiscal year ended June 30, 2022, the ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF had in-kind net realized gains of $5,939,708 and $61,060, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended June 30, 2022.

5. CAPITAL SHARE TRANSACTIONS

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

28

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs the Funds incur to issue or redeem Creation Units. The standard transaction fee charge is $250. For the fiscal year ended June 30, 2022, the ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF received $3,500 and $500 in transaction fees, respectively. Transaction fees received by each Fund are included in the capital transactions presented on the Statements of Changes in Net Assets.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year ended June 30, 2022, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

	Shares	Fair Value
ERShares Entrepreneurs ETF	32,442	$5,668,464
ERShares NextGen Entrepreneurs ETF	60,294	648,737

6. FEDERAL TAX INFORMATION

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years

29

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

At June 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

		ERShares
	ERShares	NextGen
	Entrepreneurs	Entrepreneurs
	ETF	ETF
Gross unrealized appreciation	$866,784	$930,450
Gross unrealized depreciation	(9,400,446)	(5,060,291)
Net unrealized appreciation (depreciation) on investments	(8,533,662)	(4,129,841)
Tax cost of investments	$36,990,397	$24,200,851

The tax character of distributions paid for the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

			ERShares NextGen
	ERShares Entrepreneurs ETF		Entrepreneurs ETF
	2022	2021	2022	2021
Distributions paid from:
Ordinary income(a)	$19,781,233	$4,217,048	$3,813,825	$183,374
Long-term capital gains	22,534,281	5,197,391	3,278,831	—
Tax return of capital	1,221	—	288	—
Total distributions paid	$42,316,735	$9,414,439	$7,092,944	$183,374

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

30

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

At June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

		ERShares
	ERShares	NextGen
	Entrepreneurs	Entrepreneurs
	ETF	ETF
Accumulated capital and other losses	$(19,639,278)	$(5,747,431)
Unrealized depreciation on investments and foreign currency translations	(8,533,662)	(4,129,841)
Total accumulated deficit	$(28,172,940)	$(9,877,272)

As of June 30, 2022, the ERShares Entrepreneurs ETF had short-term and long-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $1,371,461 and $174,697, respectively, and ERShares NextGen Entrepreneurs ETF had short-term carryforwards available to offset future gains, not subject to expiration, in the amount of $5,747,431.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the fiscal year ended June 30, 2022, the ERShares Entrepreneurs ETF deferred post October capital and late year ordinary losses in the amount of $18,093,119.

As of June 30, 2022,the following reclassifications relating primarily to redemptions in kind, net operating losses, distribution reclasses, and Passive Foreign Investment Companies have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
ERShares Entrepreneurs ETF	$2,410,466	$(2,410,466)
ERShares NextGen Entrepreneurs ETF	(332,950)	332,950

7.       INVESTMENT RISKS

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the

31

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2022, the ERShares Entrepreneurs ETF had 43.96% of the value of its net assets invested in stocks within the Technology sector.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds’ portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have

32

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

NOTE 8. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of EntrepreneurShares Series Trust
and the Shareholders of ERShares Entrepreneurs ETF
and ERShares NextGen Entrepreneurs ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ERShares Entrepreneurs ETF and ERShares NextGen Entrepreneurs ETF, each a series of shares of beneficial interest in EntrepreneurShares Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights noted in the table below, were audited by other auditors, whose report dated August 29, 2019, expressed an unqualified opinion on such financial highlights.

Fund	Financial Highlights Presented
ERShares Entrepreneurs ETF	For the year ended June 30, 2019 and the period from November 7, 2017 (commencement of operations) to June 30, 2018

ERShares NextGen Entrepreneurs ETF	For the period from December 27, 2018 (commencement of operations) to June 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned

34

Report of Independent Registered Public Accounting Firm

as of June 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the EntrepreneurShares Series Trust since 2020.

Philadelphia, Pennsylvania

August 29, 2022

35

Summary of Fund Expenses (Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The expense examples below are based on an investment of $1,000 invested on January 1, 2022 and held through the period ended June 30, 2022. Investors may pay brokerage commissions on their purchases and sales of exchange traded fund shares, which are not reflected in the example.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning
	Account	Ending	Expenses
	Value	Account	Paid	Annualized
	January 1,	Value June	During	Expense
	2022	30, 2022	Period(a)	Ratio
ERShares Entrepreneurs ETF
Actual	$1,000.00	$631.30	$1.98	0.49%
Hypothetical(b)	$1,000.00	$1,022.36	$2.46	0.49%
ERShares NextGen Entrepreneurs ETF
Actual	$1,000.00	$692.80	$3.15	0.75%
Hypothetical(b)	$1,000.00	$1,021.08	$3.76	0.75%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

36

Additional Information (Unaudited)

ADDITIONAL TAX INFORMATION

Long Term Capital Gains Designation

For the year ended June 30, 2022, the Entrepreneur ETF and the Entrepreneur NextGen ETF hereby designates $22,534,281 and $3,278,831, respectively, as 20% rate gain distributions for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended June 30, 2022, 0.32% and 6.02% of the dividends paid from net investment income, including short-term capital gains (if any), is designated as qualified dividend income for the Entrepreneur ETF and Entrepreneur NextGen ETF, respectively.

Corporate Dividends Received Deduction

For the year ended June 30, 2022, 0.32% and 0.00% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders for the Entrepreneur ETF and Entrepreneur NextGen ETF, respectively.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or any predecessor form). These filings are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-PORT is available without charge, upon request, by calling 1-877-271-8811.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available without charge, upon request, by (1) calling 1-877-271-8811, or (2) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

To reduce expenses, each Fund generally mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders that such Fund reasonably believes are from the same family and household. This is referred to as “householding.” If you wish to discontinue householding and would like to receive individual copies of these documents, please call us at 1-877-271-8811. Once a Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving requests. This policy does not apply to account statements.

37

Trustees and Officers (Unaudited)

1. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Global Fund, the US Small Cap Fund, the US Large Cap Fund, the ERShares Entrepreneurs ETF and the ERShares NextGen Entrepreneurs ETF are the only funds in the “Fund Complex” as defined in the 1940 Act. The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

Name (Birth Year)	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees
Charles Aggouras (1967)	Trustee	Since 2018	Real estate investment and development	5	None
George R. Berbeco (1944)	Trustee	Since 2010	Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009).	5	Director – Bay Colony Development Corporation.
Interested Trustee
Joel M. Shulman, CFA(2) (1955)	President and Trustee	Since 2010	Member and principal of EntrepreneurShares, LLC and Seaport Global Advisors, LLC since 2010; Member and founding partner of Capital Impact Advisors, LLC since 2013; Tenured professor at Babson College.	5	None

38

Trustees and Officers (Unaudited) (continued)

Name (Birth Year)	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
Mihai Prisacariu (1994)	Chief Compliance Officer	Since 2019	Began involvement with EntrepreneurShares in 2017. Pursued academic studies prior to 2017.	N/A	None
Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016-2018; Financial Analyst – PWC from 2013-2016.	N/A	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge, upon request by calling the Funds toll free at 1-877-271-8811 or by visiting the SEC’s website (http://www.sec.gov).

39

PRIVACY POLICY (Unaudited)

As part of the EntrepreneurShares fund family long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

•	Account History, including information about the transactions and balances in a customer’s account; and

•	Correspondence, written, telephonic, or electronic between a customer and Seaport Global Advisors, LLC; Capital Impact Advisors, LLC; EntrepreneurShares, LLC, and/or any EntrepreneurShares Mutual Fund or Exchange-Traded Fund product; such as, ERShares Global Fund, ERShares US Large Cap Fund, ERShares US Small Cap, ERShares Entrepreneurs ETF, ERShares NextGen Entrepreneurs ETF, or service providers to Seaport Global Advisors, Capital Impact, EntrepreneurShares, and/or EntrepreneurShares’ Funds.

To conduct regular business, we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will maintain physical, electronic and procedural safeguards that meet federal and/or state standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As the Firm shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers’ personal and financial information. We will not share any such information with any affiliated or nonaffiliated third party except:

•	When necessary to complete transactions in a customer account, such as clearing firm.

•	When required to service and/or maintain your account.

•	In order to resolve a customer dispute or inquiry.

•	With persons acting in a fiduciary or representative capacity on behalf of the customer.

40

PRIVACY POLICY (Unaudited) (continued)

•	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.

•	In connection with any sale and / or merger of EntrepreneurShares’ business.

•	To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.

•	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements.

•	In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares’ Wrap Fee Program.

•	Upon the customer’s specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons listed above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above

41

Advisor

Capital Impact Advisors, LLC

175 Federal Street, Suite #875

Boston, MA 02110

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

Custodian and Transfer Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Distributor

Vigilant Distributors, LLC

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19317

Administrator, Accountant and Dividend Disbursing Agent

Ultimus Fund Solutions, LLC

225 Pictoria Drive,

Cincinnati, OH 45246

Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report should be accompanied or preceded by a prospectus.

ERShares ETF-AR-22

EntrepreneurShares Series Trust™

ERShares Global Entrepreneurs (ENTIX)

ERShares US Small Cap (IMPAX)

ERShares US Large Cap (IMPLX)

Annual Report

June 30, 2022

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 877-271-8811

Management Discussion of Fund Performance – (Unaudited)

August 19, 2022

Dear Shareholders:

We are enclosing the report for results covering the fiscal period July 1, 2021 through June 30, 20221. We note that our performance is not symmetrical or consistent through the year with quarters in the past couple of years varying considerably from period to period. We note that the interpretation of results is best measured over an extended period, especially as measured against a consistent benchmark.

The objective of this letter is to provide our shareholders an informative review of our fund’s performance, present comparison of each fund’s performance vs. appropriate benchmarks, and discuss each fund’s top performing sector. This letter addresses our three mutual funds; ERShares Global Fund, ERShares US Large Cap Fund, and ERShares US Small Cap Fund. The Trust also includes two ETFs; these are separately covered in their own Annual Report. Overall, all funds have negative annual returns, mainly brought on by COVID-19 and the FED’s war against uncontrollable inflation which triggered downward market conditions because of rate hikes.

Several key factors need to be addressed. First, our models work best during periods of market appreciation and low volatility. Our historical above average Up-Capture suggests that when markets rise, our Entrepreneurial stocks tend to rise faster. The corollary also tends to hold true: our above average Down-Capture suggests that during periods of market decline our Entrepreneurial stocks tend to fall faster than peer benchmarks. The period July 1, 2021 through June 30, 2022 included periods with extreme movements in both directions. Our funds performed as expected during these periods, though with more volatility due to the pandemic and more volatile interest rates. If our funds were evaluated during a Calendar year, investors would have an entirely different interpretation of results.

An important distinguishing characteristic of our strategy is that many of our alpha-generating Entrepreneurial stocks tend to fall in the Growth and High Beta classification. This includes a handful of sectors with most stocks residing within the Information Technology, Consumer Discretionary, Communication Services and Health Care sectors. When equity markets favor these sectors or Growth and High Beta stocks, our Entrepreneur portfolios tend to out-perform the markets over that time period. The opposite also holds true.

Management Discussion of Fund Performance – (Unaudited) (continued)

ERShares Global Fund

ERShares Global Fund (“ENTIX”) is one of the three mutual funds. ENTIX is benchmarked against the MSCI World Index (Net). During the last fiscal period, ENTIX performed -39.05% vs. -14.34%, respectively.

The ERShares Global Fund top performing sectors for the period Energy, Consumer Staples and Materials. The Fund’s performance vs. the benchmark for the period was 0.58% vs. 33.02%, -5.44% vs. -2.74% and -13.34% vs. -13.44, respectively. The ERShares Global Fund’s worst performing sectors were Financials, Real Estate and Communication Services. The Fund’s performance vs the benchmark for the period was –71.54% vs. -11.94%, -61.18% vs. -10.90%, and -54.19% vs. -28.87%, respectively.

ERShares US Large Cap Fund

ERShares US Large Cap Fund (“IMPLX”) is one of the three mutual funds. IMPLX is benchmarked against the S&P 500 Total Return Index. During the last fiscal period, IMPLX performed -34.27% vs. -10.62%, respectively.

The ERShares US Large Cap Fund top performing sectors for the period were Energy, Materials and Industrials. Fund’s performance vs. the benchmark for the period was 39.04% vs. 41.18%, 13.04% vs. -19.89%, and -9.91% vs. -17.79%, respectively. The ERShares US Large Cap Fund’s worst performing sectors for the period were Consumer Discretionary, Communication Services and Consumer Staples. The Fund’s performance vs. the benchmark for the period was -52.53% vs. -27.74%, -51.77% vs. -34.53% and -35.41% vs 8.24%, respectively.

ERShares US Small Cap Fund

ERShares US Small Cap Fund (“IMPAX”) is one of the three mutual funds. IMPAX is benchmarked against the Russell 2000 Index. During the last fiscal period, IMPAX performed -35.35% vs. -25.20%, respectively.

The ERShares US Small Cap Fund top performing sectors for the period were Energy, Information Technology and Materials. The Fund’s performance vs. the benchmark for the period was 38.46% vs. 10.17%, -15.57% vs. -32.10%, and -19.26% vs. -20.33%, respectively. The ERShares US Small Cap Fund’s worst performing sectors for the period were Consumer Discretionary, Real Estate and Health Care. The Fund’s performance vs. the benchmark for the period was -56.69% vs. -40.07%, -51.64% vs. -25.16%, and -46.87% vs. -46.25%, respectively.

In this past fiscal year, we note that our relative performance is consistent across strategies. We had underperformance as measured against our benchmark in the Global, US Large

Management Discussion of Fund Performance – (Unaudited) (continued)

Cap, US Small Cap funds. We note that when our Fund performance is viewed on a calendar year basis or over an extended time period, different interpretations would follow. We continue to provide evidence that our Entrepreneur Model works over an extended period and extend our gratitude to all of our shareholders for continued support. We look forward to sharing more updates with you in the future.

Sincerely,

Joel Shulman Ph.D., CFA

Founder and Chief Investment Officer

[1]	Performance based off the period Wednesday June 30, 2021 through Thursday June 30, 2022. Performance Source: Bloomberg and Fund Administration records

[2]	Reflects no deduction for fees, expenses or taxes. MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. The Fund believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index.

Management Discussion of Fund Performance – (Unaudited) (continued)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-271-8811 or visiting www.ershares.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a full prospectus which contains this and other information about the Funds offered by EntrepreneurShares, call 1-877-271-8811. Please read the full prospectus carefully before investing. The Mutual Funds and ETFs are distributed by Foreside Fund Services, LLC.

The ERShares Global Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The ERShares US Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The funds are exposed to common stock risk. Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Additional risks are detailed in the prospectus.

The MSCI The World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Russell 2000 Total Return Index is a subset of the Russell 3000 Total Return Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The S&P 500 Total Return Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Returns assume the reinvestments of all dividends.

Index performance does not represent actual fund or portfolio performance and such performance does not reflect the actual investment experience of any investor. An investor cannot invest directly in an index.

Diversification does not guarantee a profit or assure against a loss.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Investment Results (Unaudited)

ERShares Global Entrepreneurs

Comparison of the Growth of a $10,000 Investment in the ERShares Global Entrepreneurs – Institutional Class and the MSCI World Index (Net) (Unaudited)

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on June 30, 2012 and held through June 30, 2022. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on ERShares Global Entrepreneurs (“Global Fund”) distributions or the redemption of Global Fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had the expenses not been waived or absorbed/recovered by Seaport Global Advisors, LLC. The Global Fund’s total gross and net operational expenses, including underlying funds, were 1.09% and 0.99%, respectively, per the October 28, 2021 prospectus, as supplemented April 1, 2022.

MSCI World Index (Net) – A free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets. Returns assume the reinvestments of all dividends. Investors cannot invest directly in an index.

Average Annual Total Returns as of June 30, 2022

			Ten
	One Year	Five Year	Year
ERShares Global Entrepreneurs – Institutional Class	(39.05)%	2.75%	7.04%
MSCI World Index (Net)	(14.34)%	7.67%	9.51%

Investment Results (Unaudited) (continued)

ERShares US Small Cap

Comparison of the Growth of a $10,000 Investment in the ERShares US Small Cap – Institutional Class and the Russell 2000 Total Return Index and the S&P Small Cap 600 Index (Unaudited)

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on December 17, 2013 (commencement of operations of the ERShares US Small Cap (“US Small Cap Fund”)) and held through June 30, 2022. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on US Small Cap Fund distributions or the redemption of US Small Cap Fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had Capital Impact Advisors, LLC not waived its fees and reimbursed a portion of the US Small Cap Fund’s expenses. The US Small Cap Fund’s total gross and net operational expenses, including underlying funds, were 0.87% and 0.85%, respectively, per the October 28, 2021 prospectus, as supplemented April 1, 2022.

Russell 2000 Total Return Index – A subset of the Russell 3000® Total Return Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P SmallCap 600 Index – An index that covers roughly the small-cap range of US stocks, using a capitalization- weighted index.

Returns assume the reinvestments of all dividends. Investors cannot invest directly in an index.

Investment Results (Unaudited) (continued)

Average Annual Total Returns as of June 30, 2022

			Since
			Inception
	One Year	Five Year	(12/17/2013)
ERShares US Small Cap – Institutional Class	(35.35)%	4.52%	6.39%
Russell 2000 Total Return Index	(25.20)%	5.17%	6.49%
S&P SmallCap 600 Index	(16.81)%	7.21%	8.32%

Investment Results (Unaudited) (continued)

ERShares US Large Cap

Comparison of the Growth of a $10,000 Investment in the ERShares US Large Cap – Instiutional Class and the S&P 500 Total Return Index (Unaudited)

This chart assumes an initial gross investment of $10,000 made in the Institutional Class on June 30, 2014 (commencement of operations of the ERShares US Large Cap (“US Large Cap Fund”)) and held through June 30, 2022. Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on US Large Cap Fund distributions or the redemption of US Large Cap Fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Total returns would have been lower had Capital Impact Advisors, LLC not waived its fees and reimbursed a portion of the US Large Cap Fund’s expenses. The US Large Cap Fund’s total gross and net operational expenses, including underlying funds, were 0.77% and 0.76%, respectively, per the October 28, 2021 prospectus, as supplemented April 1, 2022.

S&P 500 Total Return Index – Includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Returns assume the reinvestments of all dividends. Investors cannot invest directly in an index.

Average Annual Total Returns as of June 30, 2022

			Since
			Inception
	One Year	Five Year	(6/30/2014)
ERShares US Large Cap – Institutional Class	(34.27)%	5.54%	6.77%
S&P 500 Total Return Index	(10.62)%	11.31%	10.67%

Fund Holdings (Unaudited)
June 30, 2022

ERShares Global Entrepreneurs

Schedule of Investments Summary Table(1)
as of June 30, 2022 (Unaudited)

Sector	% of Net Assets
Communications	12.73%
Consumer Discretionary	13.58%
Consumer Staples	5.41%
Energy	5.38%
Financials	9.57%
Health Care	11.49%
Industrials	4.33%
Materials	3.54%
Real Estate	1.92%
Technology	25.51%
Money Market	5.80%
Other Assets in Excess of Liabilities	0.74%
100.00%

ERShares US Small Cap

Schedule of Investments Summary Table(1)
as of June 30, 2022 (Unaudited)

Sector	% of Net Assets
Communications	5.72%
Consumer Discretionary	11.57%
Consumer Staples	5.13%
Energy	2.51%
Financials	7.10%
Health Care	27.14%
Industrials	8.01%
Materials	2.34%
Real Estate	1.41%
Technology	24.82%
Money Market	3.84%
Other Assets in Excess of Liabilities	0.41%
100.00%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Fund Holdings (Unaudited)
June 30, 2022

ERShares US Large Cap

Schedule of Investments Summary Table(1)
as of June 30, 2022 (Unaudited)

Sector	% of Net Assets
Communications	12.17%
Consumer Discretionary	10.97%
Consumer Staples	2.35%
Energy	1.97%
Financials	6.25%
Health Care	10.74%
Industrials	3.54%
Materials	1.11%
Real Estate	1.43%
Technology	43.26%
Money Market	6.05%
Other Assets in Excess of Liabilities	0.16%
100.00%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ERShares Global Entrepreneur
Schedule of Investments
June 30, 2022

Common Stocks — 93.46%	Shares	Fair Value
Argentina — 0.45%
Consumer Discretionary — 0.45%
MercadoLibre, Inc.(a)	317	$201,887
Total Argentina		201,887

Australia — 3.65%
Communications — 0.55%
SEEK Ltd.	17,067	247,450

Consumer Discretionary — 0.73%
Flight Centre Travel Group Ltd.(a)	27,630	331,163

Health Care — 0.38%
Telix Pharmaceuticals Ltd.(a)	54,451	170,300

Materials — 1.06%
Fortescue Metals Group Ltd.	39,386	476,690

Technology — 0.93%
Technology One Ltd.(a)	33,491	247,645
WiseTech Global Ltd.	6,656	173,936
		421,581
Total Australia		1,647,184

Bermuda — 0.73%
Consumer Discretionary — 0.20%
Luk Fook Holdings International Ltd.	35,753	91,810

Financials — 0.53%
Enstar Group, Ltd.(a)	1,107	236,876

Total Bermuda		328,686

Canada — 5.96%
Communications — 0.64%
Shopify, Inc., Class A(a)	9,200	287,408

Consumer Discretionary — 1.88%
Linamar Corporation	5,491	232,645
Richelieu Hardware Ltd.	11,647	304,729
Spin Master Corp.(a)	9,472	309,115
		846,489
Energy — 0.56%
Vermilion Energy, Inc.	13,274	253,002

Financials — 0.90%
Fairfax Financial Holdings Ltd.	473	250,632
Onex Corporation	3,183	158,497
		409,129
Materials — 0.67%
First Majestic Silver Corp.	16,363	117,325
First Quantum Minerals Ltd.	6,163	116,914
Franco-Nevada Corp.	511	67,237
		301,476

See accompanying notes which are an integral part of these financial statements.

ERShares Global Entrepreneur
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.46% (continued)	Shares	Fair Value
Canada — 5.96% (continued)
Real Estate — 0.81%
FirstService Corp.	282	$34,178
FirstService Corp.	767	93,033
Mainstreet Equity Corp.(a)	1,548	144,894
Tricon Residential, Inc.	9,287	94,149
		366,254
Technology — 0.50%
Topicus.com, Inc.(a)	4,025	227,096
Total Canada		2,690,854

Cayman Islands — 5.72%
Consumer Discretionary — 3.51%
NagaCorp Ltd.(a)	654,779	535,712
Yadea Group Holdings Ltd.	536,125	1,049,441
		1,585,153
Consumer Staples — 0.34%
Herbalife Nutrition Ltd.(a)	7,567	154,745

Financials — 0.83%
FinVolution Group - ADR	52,349	248,658
Value Partners Group Ltd.	335,995	126,744
		375,402
Health Care — 0.07%
Essex Bio-technology Ltd.	63,000	31,312

Materials — 0.97%
Xinyi Glass Holdings Ltd.	181,986	436,475
Total Cayman Islands		2,583,087

China — 6.04%
Communications — 1.80%
Bilibili, Inc. - ADR(a)	13,347	341,683
Vnet Group, Inc. - ADR(a)	46,718	282,177
Weimob, Inc.(a)	274,851	187,743
		811,603
Consumer Discretionary — 0.96%
Bosideng International Holdings, Ltd.	342,426	212,519
NIO, Inc. - ADR(a)	3,240	70,373
Niu Technologies - ADR(a)	17,391	149,562
		432,454
Energy — 0.70%
Daqo New Energy Corp. - ADR(a)	2,316	165,316
JinkoSolar Holding Co., Ltd. - ADR(a)	2,211	152,957
		318,273
Financials — 0.33%
Futu Holdings Ltd. - ADR(a)	2,841	148,329

Health Care — 1.81%
BeiGene Ltd. - ADR(a)	2,266	366,752

See accompanying notes which are an integral part of these financial statements.

ERShares Global Entrepreneur
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.46% (continued)	Shares	Fair Value
China — 6.04% (continued)
Health Care — 1.81% (continued)
Sino Biopharmaceutical Ltd.	708,579	$448,792
		815,544
Technology — 0.44%
Kingsoft Corp. Ltd.	51,538	200,979
Total China		2,727,182

Denmark — 0.97%
Health Care — 0.59%
Genmab A/S(a)	819	265,044

Technology — 0.38%
Netcompany Group A/S(a)	3,127	170,848
Total Denmark		435,892

France — 1.46%
Communications — 0.28%
Ubisoft Entertainment S.A.(a)	2,880	126,424

Consumer Staples — 0.42%
Danone S.A. - ADR	17,169	191,263

Technology — 0.76%
Teleperformance	1,124	345,384
Total France		663,071

Germany — 0.49%
Communications — 0.29%
Delivery Hero S.E.(a)	3,490	130,788

Energy — 0.20%
VERBIO Vereinigte BioEnergie AG	1,823	91,675
Total Germany		222,463

Hong Kong — 0.79%
Industrials — 0.79%
Techtronic Industries Co. Ltd.	34,252	357,278
Total Hong Kong		357,278

Ireland — 1.40%
Health Care — 0.81%
Jazz Pharmaceuticals PLC(a)	2,345	365,843

Industrials — 0.59%
Cimpress PLC(a)	6,830	265,687
Total Ireland		631,530

Isle Of Man — 0.77%
Consumer Discretionary — 0.77%
Entain plc(a)	22,903	347,095
Total Isle Of Man		347,095

See accompanying notes which are an integral part of these financial statements.

ERShares Global Entrepreneur
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.46% (continued)	Shares	Fair Value
Israel — 2.30%
Communications — 0.90%
Fiverr International Ltd.(a)	4,008	$137,835
Wix.com Ltd.(a)	4,097	268,558
		406,393
Technology — 1.40%
Check Point Software Technologies Ltd.(a)	3,024	368,263
Radware Ltd.(a)	12,159	263,486
		631,749
Total Israel		1,038,142

Italy — 0.38%
Communications — 0.38%
Digital Bros SpA	6,448	170,911
Total Italy		170,911

Japan — 0.68%
Communications — 0.36%
GMO internet, Inc.	9,504	162,918

Industrials — 0.32%
VisasQ, Inc.(a)	9,287	142,566
Total Japan		305,484

Jersey — 0.55%
Communications — 0.55%
Gambling.com Group Ltd.(a)	31,749	249,865
Total Jersey		249,865

Marshall Islands — 0.22%
Industrials — 0.22%
Star Bulk Carriers Corp.	4,029	100,685
Total Marshall Islands		100,685

Netherlands — 0.65%
Technology — 0.65%
Adyen NV - ADR(a)	20,127	294,055
Total Netherlands		294,055

Singapore — 1.05%
Communications — 0.26%
Sea Ltd. - ADR(a)	1,766	118,075

Consumer Staples — 0.79%
Wilmar International Ltd.	123,149	358,081
Total Singapore		476,156

Sweden — 1.98%
Communications — 0.50%
Embracer Group A.B.(a)	29,457	224,561

See accompanying notes which are an integral part of these financial statements.

ERShares Global Entrepreneur
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.46% (continued)	Shares	Fair Value
Sweden — 1.98% (continued)
Consumer Discretionary — 0.86%
Evolution Gaming Group A.B.	4,269	$388,116

Financials — 0.44%
EQT A.B.	9,632	197,151

Technology — 0.18%
Sinch A.B.(a)	25,526	83,075
Total Sweden		892,903

Switzerland — 1.66%
Consumer Discretionary — 0.26%
Cie Financiere Richemont SA	1,112	118,408

Financials — 0.35%
Partners Group Holding AG	174	156,790

Health Care — 0.73%
CRISPR Therapeutics AG(a)	5,404	328,401

Technology — 0.32%
Sensirion Holding AG(a)	1,442	146,221
Total Switzerland		749,820

United Kingdom — 1.72%
Financials — 0.34%
Hargreaves Lansdown PLC	15,851	152,006

Industrials — 0.85%
HomeServe PLC	26,969	384,751

Materials — 0.53%
Antofagasta plc	17,019	239,278
Total United Kingdom		776,035

United States — 53.84%
Communications — 6.22%
Airbnb, Inc., Class A(a)	1,330	118,476
Alphabet, Inc., Class A(a)	329	716,976
DISH Network Corp., Class A(a)	10,744	192,640
Meta Platforms, Inc., Class A(a)	3,818	615,653
Omnicom Group, Inc.	3,163	201,199
Playtika Holding, Corp.(a)	27,869	368,986
Roku, Inc.(a)	2,564	210,607
Trade Desk, Inc. (The), Class A(a)	4,436	185,824
ZoomInfo Technologies, Inc., Class A(a)	5,877	195,351
		2,805,712
Consumer Discretionary — 3.96%
Advance Auto Parts, Inc.	301	52,100
Amazon.com, Inc.(a)	4,127	438,329
Chipotle Mexican Grill, Inc.(a)	105	137,262
Copart, Inc.(a)	1,780	193,415

See accompanying notes which are an integral part of these financial statements.

ERShares Global Entrepreneur
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.46% (continued)	Shares	Fair Value
United States — 53.84% (continued)
Consumer Discretionary — 3.96% (continued)
Starbucks Corp.	2,498	$190,823
Tesla, Inc.(a)	295	198,659
TJX Cos., Inc. (The)	2,947	164,590
Ulta Beauty, Inc.(a)	1,067	411,307
		1,786,485
Consumer Staples — 3.86%
Boston Beer Co., Inc. (The), A(a)	422	127,853
Brown-Forman Corp., Class B	1,562	109,590
Constellation Brands, Inc., Class A	940	219,076
Costco Wholesale Corp.	528	253,060
e.l.f. Beauty, Inc.(a)	15,172	465,477
Inter Parfums, Inc.	2,466	180,166
Monster Beverage Corp.(a)	2,942	272,724
Walgreens Boots Alliance, Inc.	3,043	115,330
		1,743,276
Energy — 3.92%
Chesapeake Energy Corp.	1,178	95,536
Chevron Corp.	1,192	172,578
Continental Resources, Inc.	3,384	221,144
Enphase Energy, Inc.(a)	2,104	410,785
Kinder Morgan, Inc.	13,180	220,897
SolarEdge Technologies, Inc.(a)	1,288	352,500
Valero Energy Corp.	1,807	192,048
W&T Offshore, Inc.(a)	24,648	106,479
		1,771,967
Financials — 5.85%
Apollo Global Management Inc.	3,750	181,800
Ares Management Corp., Class A	6,425	365,326
BlackRock, Inc.	389	236,917
Blackstone Group L.P. (The), Class A	2,753	251,156
Capital One Financial Corp.	1,556	162,120
Charles Schwab Corp. (The)	2,297	145,124
Citizens Financial Group, Inc.	4,955	176,844
First Republic Bank	1,275	183,855
Icahn Enterprises, L.P.	3,966	190,895
Intercontinental Exchange, Inc.	1,221	114,823
Pinnacle Financial Partners, Inc.	2,656	192,055
Signature Bank	1,405	251,791
Western Alliance Bancorp	2,692	190,055
		2,642,761
Health Care — 7.10%
Amedisys, Inc.(a)	2,029	213,288
Danaher Corp.	1,114	282,421
Exelixis, Inc.(a)	13,531	281,715
Globus Medical, Inc., Class A(a)	4,947	277,725
HCA Healthcare, Inc.	1,026	172,430
Invitae Corp.(a)	55,515	135,457

See accompanying notes which are an integral part of these financial statements.

ERShares Global Entrepreneur
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.46% (continued)	Shares	Fair Value
United States — 53.84% (continued)
Health Care — 7.10% (continued)
Regeneron Pharmaceuticals, Inc.(a)	446	$263,644
ResMed, Inc.	1,683	352,807
Royalty Pharma PLC, Class A	15,404	647,584
Seagen, Inc.(a)	2,559	452,789
United Therapeutics Corp.(a)	548	129,131
		3,208,991
Industrials — 1.56%
Cintas Corp.	838	313,018
Cognex Corp.	9,257	393,608
		706,626
Materials — 0.31%
Steel Dynamics, Inc.	2,149	142,156

Real Estate — 1.11%
Alexandria Real Estate Equities, Inc.	921	133,573
Extra Space Storage, Inc.	1,136	193,256
Medical Properties Trust, Inc.	11,673	178,247
		505,076
Technology — 19.95%
Apple, Inc.	2,808	383,910
Arista Networks, Inc.(a)	3,333	312,435
Asana, Inc., Class A(a)	14,774	259,727
Bentley Systems, Inc.	10,352	344,722
Bill.com Holdings, Inc.(a)	392	43,096
Block, Inc., Class A(a)	4,490	275,955
Cloudflare, Inc., Class A(a)	4,807	210,306
CoStar Group, Inc.(a)	6,037	364,695
Crowdstrike Holdings, Inc., Class A(a)	1,440	242,726
Datadog, Inc.(a)	2,726	259,624
DocuSign, Inc.(a)	1,469	84,291
EPAM Systems, Inc.(a)	670	197,503
FleetCor Technologies, Inc.(a)	944	198,344
Fortinet, Inc.(a)	5,851	331,050
HubSpot, Inc.(a)	1,005	302,153
Juniper Networks, Inc.	5,334	152,019
Microchip Technology, Inc.	2,903	168,606
Microsoft Corp.	1,760	452,020
Monolithic Power Systems, Inc.	650	249,626
NVIDIA Corp.	3,694	559,973
Okta, Inc.(a)	2,380	215,152
Oracle Corp.	4,351	304,004
PagerDuty, Inc.(a)	3,583	88,787
Palo Alto Networks, Inc.(a)	408	201,528
Paycom Software, Inc.(a)	860	240,903
Qualcomm, Inc.	1,151	147,029
salesforce.com, Inc.(a)	2,293	378,437
Snowflake, Inc., Class A(a)	1,349	187,592

See accompanying notes which are an integral part of these financial statements.

ERShares Global Entrepreneur
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.46% (continued)	Shares	Fair Value
United States — 53.84% (continued)
Technology — 19.95% (continued)
SS&C Technologies Holdings, Inc.	1,673	$97,151
Synopsys, Inc.(a)	1,130	343,181
Twilio, Inc., Class A(a)	3,260	273,221
Ubiquiti, Inc.	595	147,685
Unity Software, Inc.(a)	2,198	80,930
Veeva Systems, Inc., Class A(a)	1,256	248,738
VMware, Inc., Class A	2,023	230,582
Workday, Inc., Class A(a)	1,185	165,402
Zoom Video Communications, Inc., Class A(a)	1,643	177,395
Zscaler, Inc.(a)	586	87,613
		9,008,111
Total United States		24,321,161

Total Common Stocks
(Cost $49,496,629)		42,211,426

Money Market Funds - 5.80%
Fidelity Investments Money Market Treasury Only Portfolio, Class I, 0.91%(b)	2,621,186	2,621,186

Total Money Market Funds
(Cost $2,621,186)		2,621,186

Total Investments — 99.26%
(Cost $52,117,815)		44,832,612

Other Assets in Excess of Liabilities — 0.74%		335,822

Net Assets — 100.00%		$45,168,434

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2022.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

ERShares US Small Cap
Schedule of Investments
June 30, 2022

Common Stocks — 95.75%	Shares	Fair Value
Communications — 5.72%
Cargurus, Inc.(a)	17,668	$379,685
Eventbrite, Inc., Class A(a)	68,708	705,631
HealthStream, Inc.(a)	31,566	685,298
IMAX Corp.(a)	19,674	332,294
Match Group, Inc.(a)	5,720	398,627
Shutterstock, Inc.	12,898	739,185
World Wrestling Entertainment, Inc., Class A	9,680	604,903
Yelp, Inc.(a)	26,061	723,714
		4,569,337
Consumer Discretionary — 11.57%
1-800-Flowers.com, Inc., Class A(a)	65,904	626,747
Advance Auto Parts, Inc.	1,316	227,786
Arhaus, Inc.(a)	52,090	234,405
AutoNation, Inc.(a)	6,480	724,205
Bloomin’ Brands, Inc.	30,929	514,041
Carriage Services, Inc.	15,055	596,931
Cheesecake Factory, Inc. (The)	17,000	449,140
Cinemark Holdings, Inc.(a)	16,170	242,873
Funko, Inc., Class A(a)	43,731	976,076
GrowGeneration Corp.(a)	75,783	272,061
Liquidity Services, Inc.(a)	63,196	849,354
Niu Technologies - ADR(a)	11,208	96,389
OneWater Marine, Inc.	15,832	523,248
PC Connection, Inc.	11,680	514,504
RealReal, Inc. (The)(a)	88,502	220,370
Rush Street Interactive, Inc.(a)	19,608	91,569
Shake Shack, Inc., Class A(a)	9,688	382,482
Signet Jewelers Ltd.	11,130	595,010
Sonic Automotive, Inc., Class A	16,917	619,670
Thor Industries, Inc.	2,348	175,466
XPEL, Inc.(a)	6,768	310,854
		9,243,181
Consumer Staples — 5.13%
Chefs’ Warehouse, Inc. (The)(a)	4,991	194,100
e.l.f. Beauty, Inc.(a)	40,016	1,227,691
Five Below, Inc.(a)	1,510	171,279
Inter Parfums, Inc.	6,395	467,219
J&J Snack Foods Corp.	3,818	533,222
Utz Brands, Inc.	58,767	812,160
Vita Coco Co., Inc. (The)(a)	71,218	697,224
		4,102,895
Energy — 2.51%
Ameresco, Inc., Class A(a)	12,303	560,525
Antero Resources Corp.(a)	9,184	281,490
Chesapeake Energy Corp.	2,364	191,720
Daqo New Energy Corp. - ADR(a)	1,458	104,072
Matador Resources Co.	4,152	193,442

See accompanying notes which are an integral part of these financial statements.

ERShares US Small Cap
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 95.75% (continued)	Shares	Fair Value
Energy — 2.51% (continued)
Vermilion Energy, Inc.	23,663	$451,016
W&T Offshore, Inc.(a)	52,651	227,452
		2,009,717
Financials — 7.10%
B. Riley Financial, Inc.	7,080	299,130
Credit Acceptance Corp.(a)	441	208,774
Customers Bancorp, Inc.(a)	8,174	277,099
Evercore, Inc., Class A	3,381	316,496
Futu Holdings Ltd. - ADR(a)	2,444	127,601
Grid Dynamics Holdings, Inc.(a)	21,236	357,190
HCI Group, Inc.	2,425	164,318
Houlihan Lokey, Inc.	2,883	227,555
Kinsale Capital Group, Inc.	2,253	517,379
Live Oak Bancshares, Inc.	5,241	177,617
Moelis & Co., Class A	7,524	296,069
Palomar Holdings, Inc.(a)	12,035	775,054
Pinnacle Financial Partners, Inc.	3,950	285,625
Preferred Bank	5,207	354,179
Signature Bank	1,867	334,585
Stifel Financial Corp.	2,463	137,977
Triumph Bancorp, Inc.(a)	4,053	253,556
Trupanion, Inc.(a)	9,387	565,661
		5,675,865
Health Care — 27.14%
ACADIA Pharmaceuticals, Inc.(a)	32,597	459,292
Alector, Inc.(a)	72,706	738,693
Alkermes PLC(a)	26,868	800,399
Allogene Therapeutics, Inc.(a)	15,700	178,980
Amedisys, Inc.(a)	4,901	515,193
Amphastar Pharmaceuticals, Inc.(a)	13,835	481,320
Apellis Pharmaceuticals, Inc.(a)	13,300	601,426
Arcus Biosciences, Inc.(a)	8,069	204,468
Arrowhead Pharmaceuticals, Inc.(a)	19,444	684,623
Arvinas, Inc.(a)	7,334	308,688
Beam Therapeutics, Inc.(a)	8,931	345,719
Blueprint Medicines Corp.(a)	6,005	303,313
Bridgebio Pharma, Inc.(a)	30,009	272,482
Castle Biosciences, Inc.(a)	13,970	306,642
Catalyst Pharmaceuticals, Inc.(a)	113,077	792,670
CRISPR Therapeutics AG(a)	6,925	420,832
Eagle Pharmaceuticals, Inc.(a)	11,728	521,075
Ensign Group, Inc. (The)	11,137	818,235
Exelixis, Inc.(a)	33,001	687,081
Fate Therapeutics, Inc.(a)	16,526	409,514
Global Blood Therapeutics, Inc.(a)	24,167	772,136
Globus Medical, Inc., Class A(a)	13,654	766,536
Inotiv, Inc.(a)	15,616	149,914
Intellia Therapeutics, Inc.(a)	11,490	594,722

See accompanying notes which are an integral part of these financial statements.

ERShares US Small Cap
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 95.75% (continued)	Shares	Fair Value
Health Care — 27.14% (continued)
Invitae Corp.(a)	77,820	$189,881
iRadimed Corp.	19,156	650,155
Kodiak Sciences, Inc.(a)	42,414	324,043
Krystal Biotech, Inc.(a)	4,278	280,893
LeMaitre Vascular, Inc.	16,074	732,171
LHC Group, Inc.(a)	3,131	487,622
Madrigal Pharmaceuticals, Inc.(a)	8,162	584,236
MEDNAX, Inc.(a)	36,398	764,722
Merit Medical Systems, Inc.(a)	13,726	744,910
Paragon 28, Inc.(a)	14,950	237,257
Relay Therapeutics, Inc.(a)	12,839	215,053
Seer, Inc.(a)	23,396	209,394
Select Medical Holdings Corp.	30,321	716,182
ShockWave Medical, Inc.(a)	4,649	888,748
Supernus Pharmaceuticals, Inc.(a)	22,522	651,336
Twist Bioscience Corp.(a)	18,045	630,853
Vicarious Surgical, Inc.(a)	30,784	90,505
Vir Biotechnology, Inc.(a)	12,066	307,321
Zynex, Inc.	105,414	841,203
		21,680,438
Industrials — 8.01%
AAON, Inc.	11,011	602,962
Allegiant Travel Co.(a)	3,930	444,444
Bloom Energy Corp., Class A(a)	34,209	564,449
Clean Harbors, Inc.(a)	8,075	707,935
Enovis Corp.(a)	8,788	483,340
Esab Corporation	8,572	375,025
Forrester Research, Inc.(a)	9,621	460,269
Hillenbrand, Inc.	9,955	407,757
Insperity, Inc.	7,464	745,131
Napco Security Technologies, Inc.(a)	44,860	923,667
Titan Machinery, Inc.(a)	30,730	688,659
		6,403,638
Materials — 2.34%
Element Solutions, Inc.	18,932	336,990
Encore Wire Corp.	4,401	457,351
First Majestic Silver Corp.	31,403	225,474
Franco-Nevada Corp.	2,255	296,713
Graphic Packaging Holding Co.	27,042	554,361
		1,870,889
Real Estate — 1.41%
eXp World Holdings, Inc.	33,492	394,201
Gladstone Land Corp.	13,163	291,692
Legacy Housing Corp.(a)	1,639	21,389
Newmark Group, Inc., Class A	42,732	413,218
		1,120,500
Technology — 24.82%
Altair Engineering, Inc., Class A(a)	16,387	860,318

See accompanying notes which are an integral part of these financial statements.

ERShares US Small Cap
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 95.75% (continued)	Shares	Fair Value
Technology — 24.82% (continued)
Ambarella, Inc.(a)	6,880	$450,365
Appfolio, Inc., Class A(a)	6,697	607,016
Appian Corporation(a)	3,907	185,036
Asana, Inc., Class A(a)	32,038	563,228
Box, Inc., Class A(a)	26,614	669,076
CS Disco, Inc.(a)	16,487	297,425
Domo, Inc.(a)	19,872	552,442
ExlService Holdings, Inc.(a)	6,418	945,564
Fastly, Inc.(a)	37,492	435,282
Gitlab, Inc.(a)	7,481	397,540
II-VI, Inc.(a)	13,368	681,100
Impinj, Inc.(a)	15,473	907,800
Intapp, Inc.(a)	6,418	93,960
JFrog Ltd(a)	4,374	92,160
Lattice Semiconductor Corp.(a)	15,594	756,309
MaxLinear, Inc.(a)	15,622	530,836
Omnicell, Inc.(a)	8,049	915,573
PagerDuty, Inc.(a)	31,858	789,441
Phreesia, Inc.(a)	18,507	462,860
PubMatic, Inc.(a)	44,245	703,053
Pure Storage, Inc., Class A(a)	15,413	396,268
R1 RCM, Inc.(a)	32,408	679,272
Rapid7, Inc.(a)	9,003	601,400
Repay Holdings Corporation(a)	40,872	525,205
Sanmina Corp.(a)	17,624	717,826
Schrodinger, Inc.(a)	8,460	223,429
Sprout Social, Inc., Class A(a)	12,190	707,873
Super Micro Computer, Inc.(a)	12,580	507,603
TaskUS, Inc.(a)	19,207	323,830
Tenable Holdings, Inc.(a)	19,127	868,557
TTEC Holdings, Inc.	12,136	823,913
Upstart Holdings, Inc.(a)	6,798	214,953
Vicor Corp.(a)	14,138	773,773
Wolfspeed, Inc.(a)	2,145	136,100
Zuora, Inc.(a)	48,495	434,030
		19,830,416

Total Common Stocks
(Cost $84,739,660)		76,506,876

Money Market Funds - 3.84%
Fidelity Investments Money Market Treasury Only Portfolio, Class I, 0.91%(b)	3,071,214	3,071,214

Total Money Market Funds
(Cost $3,071,214)		3,071,214

See accompanying notes which are an integral part of these financial statements.

ERShares US Small Cap
Schedule of Investments (continued)
June 30, 2022

Total Investments — 99.59%
(Cost $87,810,874)	$79,578,090
Other Assets in Excess of Liabilities — 0.41%	325,529
Net Assets — 100.00%	$79,903,619

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2022.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

ERShares US Large Cap
Schedule of Investments
June 30, 2022

Common Stocks — 93.79%	Shares	Fair Value
Communications — 12.17%
Alphabet, Inc., Class A(a)	876	$1,909,031
DISH Network Corp., Class A(a)	10,143	181,864
Meta Platforms, Inc., Class A(a)	10,046	1,619,918
Playtika Holding, Corp.(a)	24,348	322,368
Roku, Inc.(a)	3,351	275,251
Trade Desk, Inc. (The), Class A(a)	5,206	218,079
		4,526,511
Consumer Discretionary — 10.97%
Advance Auto Parts, Inc.	1,432	247,865
Amazon.com, Inc.(a)	8,159	866,567
Chipotle Mexican Grill, Inc.(a)	366	478,457
Copart, Inc.(a)	3,795	412,365
Etsy, Inc.(a)	5,862	429,157
Freshpet, Inc.(a)	2,771	143,787
RH(a)	1,281	271,905
Starbucks Corp.	4,577	349,637
Tesla, Inc.(a)	758	510,452
TJX Cos., Inc. (The)	6,636	370,621
		4,080,813
Consumer Staples — 2.35%
Beyond Meat, Inc.(a)	7,053	168,849
Boston Beer Co., Inc. (The), A(a)	455	137,851
Five Below, Inc.(a)	1,996	226,406
Walgreens Boots Alliance, Inc.	8,947	339,092
		872,198
Energy — 1.97%
Chevron Corp.	289	41,841
Continental Resources, Inc.	450	29,408
Enphase Energy, Inc.(a)	3,214	627,502
Valero Energy Corp.	333	35,391
		734,142
Financials — 6.25%
Ares Management Corp., Class A	4,478	254,619
BlackRock, Inc.	494	300,866
Credit Acceptance Corp.(a)	456	215,875
Enstar Group, Ltd.(a)	1,256	268,759
Icahn Enterprises, L.P.	11,685	562,382
Intercontinental Exchange, Inc.	2,088	196,356
W.R. Berkley Corp.	3,688	251,743
Western Alliance Bancorp	3,887	274,422
		2,325,022
Health Care — 10.74%
Amedisys, Inc.(a)	2,822	296,649
Danaher Corp.	1,213	307,520
Exact Sciences Corp.(a)	2,821	111,119
Exelixis, Inc.(a)	15,836	329,706
Globus Medical, Inc., Class A(a)	4,559	255,942

See accompanying notes which are an integral part of these financial statements.

ERShares US Large Cap
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.79% (continued)	Shares	Fair Value
Health Care — 10.74% (continued)
Jazz Pharmaceuticals PLC(a)	699	$109,051
Masimo Corp.(a)	2,710	354,116
Regeneron Pharmaceuticals, Inc.(a)	505	298,521
ResMed, Inc.	2,396	502,273
Royalty Pharma PLC, Class A	8,280	348,091
Seagen, Inc.(a)	2,791	493,839
Teladoc Health, Inc.(a)	8,877	294,805
United Therapeutics Corp.(a)	1,242	292,665
		3,994,297
Industrials — 3.54%
Cintas Corp.	2,058	768,725
Cognex Corp.	12,893	548,210
		1,316,935
Materials — 1.11%
Franco-Nevada Corp.	1,589	209,081
Steel Dynamics, Inc.	3,106	205,462
		414,543
Real Estate — 1.43%
Extra Space Storage, Inc.	1,203	204,654
Kimco Realty Corp.	16,479	325,790
		530,444
Technology — 43.26%
Adobe, Inc.(a)	1,341	490,886
Akamai Technologies, Inc.(a)	2,437	222,571
Apple, Inc.	6,584	900,164
Arista Networks, Inc.(a)	4,338	406,644
Bentley Systems, Inc.	2,966	98,768
Block, Inc., Class A(a)	7,715	474,164
Cadence Design Systems, Inc.(a)	1,524	228,646
Cloudflare, Inc., Class A(a)	3,746	163,888
Crowdstrike Holdings, Inc., Class A(a)	2,502	421,737
Datadog, Inc.(a)	2,968	282,672
EPAM Systems, Inc.(a)	1,697	500,242
FleetCor Technologies, Inc.(a)	2,599	546,075
Fortinet, Inc.(a)	13,426	759,643
Juniper Networks, Inc.	7,983	227,516
Microsoft Corp.	5,853	1,503,226
MongoDB, Inc.(a)	816	211,752
Monolithic Power Systems, Inc.	1,168	448,559
NVIDIA Corp.	7,124	1,079,927
Omnicell, Inc.(a)	4,337	493,334
Oracle Corp.	7,576	529,335
Palo Alto Networks, Inc.(a)	614	303,279
Paycom Software, Inc.(a)	1,328	371,999
Pure Storage, Inc., Class A(a)	9,992	256,894
Qualcomm, Inc.	3,707	473,532
salesforce.com, Inc.(a)	4,365	720,400
SS&C Technologies Holdings, Inc.	9,879	573,674

See accompanying notes which are an integral part of these financial statements.

ERShares US Large Cap
Schedule of Investments (continued)
June 30, 2022

Common Stocks — 93.79% (continued)	Shares	Fair Value
Technology — 43.26% (continued)
Synopsys, Inc.(a)	2,667	$809,968
Twilio, Inc., Class A(a)	4,095	343,202
Ubiquiti, Inc.	2,071	514,043
Veeva Systems, Inc., Class A(a)	1,777	351,917
VMware, Inc., Class A	4,014	457,516
Workday, Inc., Class A(a)	1,701	237,426
Zoom Video Communications, Inc., Class A(a)	6,319	682,262
		16,085,861
Total Common Stocks
(Cost $39,910,541)		34,880,766

Money Market Funds - 6.05%
Fidelity Investments Money Market Treasury Only Portfolio, Class I, 0.91%(b)	2,249,490	2,249,490

Total Money Market Funds
(Cost $2,249,490)		2,249,490

Total Investments — 99.84%
(Cost $42,160,031)		37,130,256

Other Assets in Excess of Liabilities — 0.16%		59,653

Net Assets — 100.00%		$37,189,909

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2022.

See accompanying notes which are an integral part of these financial statements.

EntrepreneurShares Series Trust
Statements of Assets and Liabilities
June 30, 2022

	ERShares
	Global	ERShares US	ERShares US
	Entrepreneurs	Small Cap	Large Cap
Assets
Investments, at cost	$52,117,815	$87,810,874	$42,160,031
Investments at fair value	44,832,612	79,578,090	37,130,256
Cash	100,761	682	381
Receivable for fund shares sold	—	1,367	—
Receivable for investments sold	204,326	378,236	110,595
Dividends and interest receivable	52,852	20,272	8,624
Tax reclaims receivable	28,967	712	366
Prepaid expenses	4,431	13,165	8,974
Total Assets	45,223,949	79,992,524	37,259,196

Liabilities
Due to custodian	—	—	17,495
Payable for fund shares redeemed	—	13,220	—
Payable to Adviser	22,962	42,714	25,706
Payable to Administrator	3,870	5,599	2,516
Payable to Trustees	1,432	2,567	1,213
Accrued expenses and other liabilities	27,251	24,805	22,357
Total Liabilities	55,515	88,905	69,287

Net Assets	$45,168,434	$79,903,619	$37,189,909

Net Assets consist of:
Paid-in capital	78,485,202	107,253,945	57,545,484
Accumulated deficit	(33,316,768)	(27,350,326)	(20,355,575)
Net Assets	$45,168,434	$79,903,619	$37,189,909
Institutional Class
Net Assets	$45,168,434	$79,903,619	$37,189,909
Shares outstanding (unlimited number of shares authorized, $0.01 par value)	4,432,126	14,634,221	7,779,140
Net asset value and offering price per share	$10.19	$5.46	$4.78
Redemption price per share (NAV * 98%)(a)	$9.99	$5.35	$4.68

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within five business days of purchase. Shares are redeemed at the NAV if held longer than five business days. See Note 8.

See accompanying notes which are an integral part of these financial statements.

EntrepreneurShares Series Trust
Statements of Operations
For the year ended June 30, 2022

	ERShares Global	ERShares US	ERShares US
	Entrepreneurs	Small Cap	Large Cap
Investment Income
Dividend income (net of foreign taxes withheld of $30,964, $633 and $383)	$571,766	$1,106,174	$413,750
Interest income	5,749	7,993	4,453
Securities lending income	5,762	39,419	9,059
Total investment income	583,277	1,153,586	427,262

Expenses
Advisory fees	1,061,892	856,825	655,197
Fund accounting and administration fees	44,712	53,631	44,411
Custodian fees	23,151	5,629	6,496
Auditing fees	15,659	15,659	15,659
Registration fees	14,428	17,751	20,705
Transfer agent	10,428	11,412	11,054
Legal fees	9,443	11,833	8,906
Shareholder reporting fees	7,020	11,936	7,649
Trustees’ fees and expenses	5,822	9,315	5,698
Pricing fees	5,590	2,433	1,464
Insurance expense	1,936	4,605	4,101
Miscellaneous	3,843	2,406	1,441
Total expenses	1,203,924	1,003,435	782,781
Fees contractually waived by Adviser	(67,805)	(33,211)	(26,078)
Net operating expenses	1,136,119	970,224	756,703
Net investment income (loss)	(552,842)	183,362	(329,441)
Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(21,280,814)	(13,075,869)	(6,429,497)
Foreign currency transactions	(36,599)	—	—
Net realized loss	(21,317,413)	(13,075,869)	(6,429,497)
Change in unrealized depreciation on:
Investments	(19,805,328)	(32,198,154)	(23,022,716)
Foreign currency translations	(1,904)	—	—
Net change in unrealized depreciation	(19,807,232)	(32,198,154)	(23,022,716)
Net realized and change in unrealized depreciation on investments	(41,124,645)	(45,274,023)	(29,452,213)
Net decrease in net assets resulting from operations	$(41,677,487)	$(45,090,661)	$(29,781,654)

See accompanying notes which are an integral part of these financial statements.

EntrepreneurShares Series Trust
Statements of Changes in Net Assets

	ERShares Global Entrepreneurs
	For the Year	For the Year
	Ended June 30,	Ended June 30,
	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(552,842)	$(516,847)
Net realized gain (loss) on investments and foreign currency transactions	(21,317,413)	25,372,943
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(19,807,232)	164,646
Net increase (decrease) in net assets resulting from operations	(41,677,487)	25,020,742

Distributions to Shareholders from Earnings:
Institutional Class	(23,252,220)	(6,630,435)
Total distributions to shareholders	(23,252,220)	(6,630,435)

Capital Transactions:
Institutional Class
Proceeds from shares sold	60,899	50,836,900
Proceeds from redemption fees(a)	—	23
Reinvestment of distributions	22,881,165	5,884,564
Cost of shares redeemed	(34,470,874)	(4,718,681)
Net increase (decrease) in net assets resulting from capital transactions	(11,528,810)	52,002,806
Total Increase (Decrease) in Net Assets	(76,458,517)	70,393,113

Net Assets
Beginning of year	121,626,951	51,233,838
End of year	$45,168,434	$121,626,951

Share Transactions
Shares sold	3,483	2,470,158
Shares issued in reinvestment of distributions	1,619,332	268,212
Shares redeemed	(2,765,008)	(210,205)
Net increase (decrease) in shares outstanding	(1,142,193)	2,528,165

(a)	The Fund charges a 2% redemption fee on shares redeemed within five business days of purchase. Shares are redeemed at the NAV if held longer than five business days.

See accompanying notes which are an integral part of these financial statements.

EntrepreneurShares Series Trust
Statements of Changes in Net Assets (continued)

	ERShares US Small Cap
	For the Year	For the Year
	Ended June 30,	Ended June 30,
	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$183,362	$(802,699)
Net realized gain (loss) on investments and foreign currency transactions	(13,075,869)	64,226,499
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(32,198,154)	655,048
Net increase (decrease) in net assets resulting from operations	(45,090,661)	64,078,848

Distributions to Shareholders from Earnings:
Institutional Class	(49,552,856)	(30,803,421)
Total distributions to shareholders	(49,552,856)	(30,803,421)

Capital Transactions:
Institutional Class
Proceeds from shares sold	409,269	5,237,380
Proceeds from redemption fees(a)	—	228
Reinvestment of distributions	49,505,052	30,801,244
Cost of shares redeemed	(28,995,659)	(79,513,650)
Net increase (decrease) in net assets resulting from capital transactions	20,918,662	(43,474,798)
Total Decrease in Net Assets	(73,724,855)	(10,199,371)

Net Assets
Beginning of year	153,628,474	163,827,845
End of year	$79,903,619	$153,628,474

Share Transactions
Shares sold	44,894	318,094
Shares issued in reinvestment of distributions	6,513,823	1,845,491
Shares redeemed	(2,143,053)	(5,589,633)
Net increase (decrease) in shares outstanding	4,415,664	(3,426,048)

(a)	The Fund charges a 2% redemption fee on shares redeemed within five business days of purchase. Shares are redeemed at the NAV if held longer than five business days.

See accompanying notes which are an integral part of these financial statements.

EntrepreneurShares Series Trust
Statements of Changes in Net Assets (continued)

	ERShares US Large Cap
	For the Year	For the Year
	Ended June 30,	Ended June 30,
	2022	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(329,441)	$(945,910)
Net realized gain (loss) on investments and foreign currency transactions	(6,429,497)	46,371,557
Net change in unrealized depreciation on investments and foreign
currency translations	(23,022,716)	(11,660,317)
Net increase (decrease) in net assets resulting from operations	(29,781,654)	33,765,330

Distributions to Shareholders from Earnings:
Institutional Class	(47,214,309)	(36,057,302)
Total distributions to shareholders	(47,214,309)	(36,057,302)

Capital Transactions:
Institutional Class
Proceeds from shares sold	913,539	4,235,322
Proceeds from redemption fees(a)	—	392
Reinvestment of distributions	47,205,447	36,005,767
Cost of shares redeemed	(93,705,002)	(29,486,084)
Net increase (decrease) in net assets resulting from capital transactions	(45,586,016)	10,755,397
Total Increase (Decrease) in Net Assets	(122,581,979)	8,463,425

Net Assets
Beginning of year	159,771,888	151,308,463
End of year	$37,189,909	$159,771,888

Share Transactions
Shares sold	126,081	218,367
Shares issued in reinvestment of distributions	6,962,455	1,794,904
Shares redeemed	(8,445,756)	(1,831,784)
Net increase (decrease) in shares outstanding	(1,357,220)	181,487

(a)	The Fund charges a 2% redemption fee on shares redeemed within five business days of purchase. Shares are redeemed at the NAV if held longer than five business days.

See accompanying notes which are an integral part of these financial statements.

ERShares Global Entrepreneurs - Institutional Class
Financial Highlights

(For a share outstanding during each year)

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30,	June 30,		June 30,	June 30,	June 30,
	2022	2021		2020	2019	2018
Selected Per Share Data:
Net asset value, beginning of year	$21.82	$16.82		$15.78	$16.07	$14.65
Investment operations:
Net investment loss(a)	(0.10)	(0.14)		(0.08)	(0.06)	(0.10)
Net realized and unrealized gain (loss)	(7.22)	7.32		1.61	0.16	2.77
Total from investment operations	(7.32)	7.18		1.53	0.10	2.67
Less distributions to shareholders from:
Net investment income	(0.15)	—		—	—	—
Net realized gains	(4.16)	(2.18)		(0.49)	(0.39)	(1.25)
Total distributions	(4.31)	(2.18)		(0.49)	(0.39)	(1.25)
Paid in capital from redemption fees	—	—	(b)	— (b)	— (b)	— (b)
Net asset value, end of year	$10.19	$21.82		$16.82	$15.78	$16.07
Total Return(c)	(39.05)%	42.63%		9.80%	1.11%	18.65%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$45,168	$121,627		$51,234	$63,784	$63,082
Ratio of expenses to average net assets:
Before fees waived/recouped	1.37%	1.44%		1.49%	1.47%	1.53%
After fees waived/recouped	1.29%	1.44%		1.49%	1.56%	1.70%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recouped	(0.70)%	(0.67)%		(0.51)%	(0.27)%	(0.47)%
After fees waived/recouped	(0.63)%	(0.67)%		(0.51)%	(0.36)%	(0.64)%
Portfolio turnover rate	265%	477	%(d)	61%	23%	38%

(a)	Based on average shares outstanding during the period.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor (see Note 3). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

See accompanying notes which are an integral part of these financial statements.

ERShares US Small Cap - Institutional Class
Financial Highlights

(For a share outstanding during each year)

	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2022	2021		2020		2019	2018
Selected Per Share Data:
Net asset value, beginning of year	$15.03	$12.01		$12.71		$15.27	$12.75
Investment operations:
Net investment income (loss)(a)	0.02	(0.06)		(0.01)		— (b)	(0.02)
Net realized and unrealized gain (loss)	(3.66)	5.35		0.11		(0.28)	3.89
Total from investment operations	(3.64)	5.29		0.10		(0.28)	3.87
Less distributions to shareholders from:
Net investment income	(0.16)	—		(0.01)		—	—
Net realized gains	(5.77)	(2.27)		(0.79)		(2.28)	(1.35)
Total distributions	(5.93)	(2.27)		(0.80)		(2.28)	(1.35)
Paid in capital from redemption fees	—	—	(b)	—	(b)	— (b)	— (b)
Net asset value, end of year	$5.46	$15.03		$12.01		$12.71	$15.27
Total Return(c)	(35.35)%	42.19%		0.86%		1.58%	32.42%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$79,904	$153,628		$163,828		$160,710	$159,435
Ratio of expenses to average net assets:
Before fees waived/recouped	0.88%	0.87%		0.90%		0.89%	0.90%
After fees waived/recouped	0.85%	0.85%		0.85%		0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recouped	0.16%	(0.43)%		(0.10)%		(0.05)%	(0.16)%
After fees waived/recouped	0.13%	(0.41)%		(0.05)%		(0.01)%	(0.11)%
Portfolio turnover rate	175%	439	% (d)	139	% (d)(e)	43%	72%

(a)	Based on average shares outstanding during the period.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor (see Note 3). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances during the quarter ending June 30, 2020, as a result of the COVID-19 situation; the Fund had taken a temporary defensive approach. Implementing the temporary defensive measure resulted in the increase in portfolio turnover for the Fund. The Fund’s exposure to the Entrepreneur 30 Index had been reduced in line with the following guideline of the then current prospectus “Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Entrepreneur 30 Index.” The Fund no longer follows an index.

See accompanying notes which are an integral part of these financial statements.

ERShares US Large Cap - Institutional Class
Financial Highlights

(For a share outstanding during each year)

	For the	For the		For the		For the	For the
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	June 30,	June 30,		June 30,		June 30,	June 30,
	2022	2021		2020		2019	2018
Selected Per Share Data:
Net asset value, beginning of year	$17.49	$16.90		$15.17		$14.75	$12.61
Investment operations:
Net investment loss(a)	(0.04)	(0.10)		(0.03)		— (b)	(0.02)
Net realized and unrealized gain (loss)	(3.14)	4.72		2.73		0.69	3.48
Total from investment operations	(3.18)	4.62		2.70		0.69	3.46
Less distributions to shareholders from:
Net investment income	(0.14)	—		—		—	(0.01)
Net realized gains	(9.39)	(4.03)		(0.97)		(0.27)	(1.31)
Total distributions	(9.53)	(4.03)		(0.97)		(0.27)	(1.32)
Paid in capital from redemption fees	—	—	(b)	—	(b)	— (b)	— (b)
Net asset value, end of year	$4.78	$17.49		$16.90		$15.17	$14.75
Total Return(c)	(34.27)%	24.30%		18.50%		5.09%	28.67%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$37,190	$159,772		$151,308		$133,321	$124,392
Ratio of expenses to average net assets:
Before fees waived/recouped	0.78%	0.76%		0.80%		0.79%	0.81%
After fees waived/recouped	0.75%	0.75%		0.75%		0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recouped	(0.35)%	(0.54)%		(0.24)%		(0.07)%	(0.18)%
After fees waived/recouped	(0.33)%	(0.53)%		(0.19)%		(0.03)%	(0.12)%
Portfolio turnover rate	187%	584	% (d)	149	% (d)(e)	—%	43%

(a)	Based on average shares outstanding during the period.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor (see Note 3). Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances during the quarter ending June 30, 2020, as a result of the COVID-19 situation; the Fund had taken a temporary defensive approach. Implementing the temporary defensive measure resulted in the increase in portfolio turnover for the Fund. The Fund’s exposure to the Entrepreneur 30 Index had been reduced in line with the following guideline of the then current prospectus “Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies included in the Entrepreneur 30 Index.” The Fund no longer follows an index.

See accompanying notes which are an integral part of these financial statements.

EntrepreneurShares Series Trust
Notes to the Financial Statements
June 30, 2022

1. ORGANIZATION

EntrepreneurShares™ Series Trust, a Delaware statutory trust (the “Trust”), was formed on July 1, 2010, and has authorized capital of unlimited shares of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue multiple series and classes of shares. The ERShares Global Entrepreneurs formerly known as the ERShares Global Fund (the “Global Fund”), ERShares US Small Cap formerly known as the ERShares US Small Cap Fund (the “US Small Cap Fund”), and ERShares US Large Cap formerly known as the ERShares US Large Cap Fund (the “US Large Cap Fund”) (each separately a “Fund”, or collectively, “the Funds”) are each classified as a “diversified” series, as defined in the 1940 Act. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies including Accounting Standards Update (“ASU”) 2013-08. The Global Fund commenced operations on November 11, 2010. The US Small Cap Fund commenced operations on December 17, 2013. The US Large Cap Fund commenced operations on June 30, 2014.

The investment objective of the Global Fund is long-term capital appreciation. The Global Fund seeks to achieve its objective by investing in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by EntrepreneurShares, LLC, (the “Sub Advisor”), the Global Fund’s Sub-Advisor, and Seaport Global Advisors, LLC formerly known as Weston Capital Advisors, LLC, the Global Fund’s investment advisor (the “Global Advisors”). Dr. Joel M. Shulman has been the Global Fund’s portfolio manager since November 11, 2010 and Managing Director of the Advisor and President of the Sub-Advisor.

The investment objective of the US Small Cap Fund is long-term capital appreciation. The US Small Cap Fund seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. companies with market capitalization that are below that of the largest member of the Russell 2000 Index at the time of initial purchase and possess entrepreneurial characteristics, as determined by Capital Impact Advisors, LLC (the “Advisor”, collectively with the Global Advisor, the “Advisors”), the US Small Cap Fund’s investment advisor. Dr. Joel M. Shulman has been the US Small Cap Fund’s portfolio manager since December 17, 2013 and Chief Executive Officer of the Advisor.

The investment objective of the US Large Cap Fund is long-term capital appreciation. The US Large Cap Fund seeks to achieve its objective by investing in equity securities of

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

large capitalization U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics, as determined by Capital Impact Advisors, LLC, the US Large Cap Fund’s investment advisor. Dr. Joel M. Shulman has been the US Large Cap Fund’s portfolio manager since June 30, 2014 and is Managing Director of the Advisor.

The Global Fund has registered three classes of shares: Class A shares, Retail Class shares and Institutional Class shares. The US Small Cap Fund and US Large Cap Fund each have registered two classes of shares: Institutional Class shares and Retail Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the EntrepreneurShares Series Trust Board of Trustees (the “Board”). On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Currently, only Institutional Class shares of each of the Global Fund, US Small Cap Fund and US Large Cap are being offered.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Valuation

The following is a summary of the Funds’ pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Funds.

In determining the net asset value (“NAV”) of the Funds’ shares, securities that are listed on a national securities exchange (other than the National Association of Securities Dealers’ Automatic Quotation System (“NASDAQ”)) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

Unlisted securities held by the Funds are valued at the average of the quoted bid and ask prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the EntrepreneurShares Series Trust Board of Trustees (the “Board”). Investments in registered open-end investment companies other than exchange-traded funds are valued at the reported NAV.

Short-term investments with 61 days or more to maturity at time of purchase are valued at fair market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. There is no definitive set of circumstances under which the Funds may elect to use fair value procedures to value a security. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including restricted securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the “SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the New York Stock Exchange that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value price assigned to a security upon sale.

Securities that are not listed on an exchange are valued by the Funds’ Advisors, under the supervision of the Board. There is no single standard for determining the fair value of a security. Rather, in determining the fair value of a security, the Advisors and the Board take into account the relevant factors and surrounding circumstances, which may include: (1) the nature and pricing history (if any) of the security; (2) whether any dealer quotations for the security are available; (3) possible valuation methodologies that could be used to determine the fair value of the security; (4) the recommendation of the portfolio manager of the Funds with respect to the valuation of the security; (5) whether the same or similar securities are held by other funds managed by the Advisors or other funds and the method used to price the security in those funds; (6) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by third parties independent of the Advisors; and (7) the liquidity or illiquidity of the market for the security.

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

Fair Value Measurement

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1: Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access at the measurement date;

Level 2: Observable inputs other than quoted prices included in Level 1 that are observable for the asset either directly or indirectly. These inputs may include quoted prices for identical instruments on inactive markets, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates, and similar data;

Level 3: Significant unobservable inputs for the asset to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions that a market participant would use in valuing the asset, and would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be that market data, which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Funds’ perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities and real estate investment trusts, and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2.

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. During the fiscal year ended June 30, 2022, the Funds did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value. The tables below are a summary of the inputs used to value the Funds’ investments as of June 30, 2022.

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Global Fund*
Common Stocks	$42,211,426	$—	$—	$42,211,426
Money Market Funds	2,621,186	—	—	2,621,186
Total	$44,832,612	$—	$—	$44,832,612
US Small Cap Fund*
Common Stocks	$76,506,876	$—	$—	$76,506,876
Money Market Funds	3,071,214	—	—	3,071,214
Total	$79,578,090	$—	$—	$79,578,090
US Large Cap Fund*
Common Stocks	$34,880,766	$—	$—	$34,880,766
Money Market Funds	2,249,490	—	—	2,249,490
Total	$37,130,256	$—	$—	$37,130,256

*	For further information regarding security characteristic, please see the Schedules of Investments.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Use of Estimates and Indemnifications

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Funds, enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown; however, the Trust has not had claims or losses pursuant to these contracts and the Trust expects any risk of loss to be remote.

Federal Income Taxes

The Funds intend to continue to qualify as “regulated investment companies” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and net realized gains to shareholders.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority for the fiscal year ended June 30, 2022. The Funds would recognize interest and penalties, if any, related to uncertain tax benefits in the Statements of Operations. During the fiscal year ended June 30, 2022, the Funds did not incur any interest or penalties. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Distribution to Shareholders

The Funds intend to continue to distribute to their shareholders any net investment income and any net realized long or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.

Allocation of Expenses

Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable.

Foreign Currency Transactions

The Funds’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included in net realized and unrealized gain or (loss) on investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains (losses) arise from the changes in foreign exchange

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts.

Securities Lending

Each Fund may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and such Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required. The Funds did not engage in securities lending at June 30, 2022.

Disclosures about Offsetting Assets and Liabilities

The Funds are required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

statement disclosures and determined that there is no effect. As there are no master netting arrangements relating to the Funds’ participation in securities lending, and all amounts related to securities lending are presented gross on the Funds’ Statement of Assets and Liabilities, no additional disclosures have been made on behalf of the Funds. Please refer to the Securities Lending Note for additional disclosures related to securities lending, including collateral related to securities on loan.

3. AGREEMENTS

Global Fund’s Investment Advisory Agreement

Seaport Global Advisors, LLC, a related party of the Global Fund, oversees the performance of the Global Fund and is responsible for overseeing the management of the investment portfolio of the Global Fund. These services are provided under the terms of an investment advisory agreement between the Trust and Global Advisors, pursuant to which Global Advisors receives an annual advisory fee equal to 0.89% (Prior to April 1, 2022 the rate was 1.25%) of the Global Fund’s average net assets, computed daily and paid monthly. Through March 31, 2023, the Advisor has agreed to waive and/or reimburse the Global Fund for its advisory fee, and to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of the Institutional Class shares of the Global Fund to the amounts of 0.98% per annum of net assets attributable to such shares of the Global Fund. From February 8, 2022 though March 31, 2022 the expense cap was 0.99% and prior to February 8, 2022, the expense cap was 1.70%.

Global Advisors shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Global Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Global Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Global Advisors.

Sub-Advisory services are provided to the Global Fund, pursuant to an agreement between Global Advisors and EntrepreneurShares, LLC. Under the terms of this sub-advisory agreement, Seaport Global Advisors, LLC, not the Global Fund, compensates the Sub-Advisor based on the Global Fund’s average net assets. Certain officers of Seaport Global Advisors, LLC are also officers of the Sub-Advisor. Dr. Shulman is a majority owner of both Global Advisors and the Sub-Advisor. For the fiscal year ended June 30, 2022, Global Advisors earned a fee of $1,061,892 from the Global Fund.

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

US Small Cap Fund and US Large Cap Fund Investment Advisory Agreement

Capital Impact Advisors, LLC, a related party of the US Small Cap Fund and the US Large Cap Fund, oversees the performance of the US Small Cap Fund and the US Large Cap Fund and is responsible for overseeing the management of the investment portfolio of the US Small Cap Fund and the US Large Cap Fund. These services are provided under the terms of investment advisory agreements between the Trust and the Advisor, pursuant to which the Advisor receives an annual advisory fee equal to 0.75% of the US Small Cap Fund’s average net assets, computed daily and paid monthly and 0.65% of the US Large Cap Fund’s average net assets, computed daily and paid monthly. For the fiscal year ended June 30, 2022, Capital Impact Advisors, LLC earned $856,825 and $655,197 from the US Small Cap Fund and US Large Cap Fund, respectively.

Through November 1, 2022 for the US Small Cap Fund and the US Large Cap Fund, the Advisor has agreed to waive and/or reimburse the US Small Cap Fund and the US Large Cap Fund for its advisory fee, and to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of the Institutional Class shares of the US Small Cap Fund to the amounts of 0.85% per annum of net assets attributable to such shares of the US Small Cap Fund and 0.75% per annum of net assets attributable to shares of the US Large Cap Fund. The Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the US Small Cap Fund or the US Large Cap Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the US Small Cap Fund and the US Large Cap Fund are not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

Waived fees subject to recovery by year of expiration are as follows:

		US Small Cap	US Large Cap
Recoverable Through	Global Fund	Fund	Fund
June 30, 2023	$—	$75,687	$75,120
June 30, 2024	—	41,450	43,400
June 30, 2025	67,805	33,211	26,078

4. INCOME TAXES

The Funds plan to distribute substantially all of the net investment income and net realized gains that they have realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year for financial reporting purposes may differ from the

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid for the fiscal years ended June 30, 2022 and June 30, 2021 were as follows:

	Global Fund		US Small Cap Fund		US Large Cap Fund
	2022	2021	2022	2021	2022	2021

Distributions paid from:
Ordinary income(a)	$14,374,962	$1,471,500	$26,806,344	$10,415,747	$15,767,436	$3,212,143
Long-term capital gains	8,876,408	5,158,935	22,746,512	20,387,674	31,446,873	32,845,159
Tax return of capital	850	—	—	—	—	—
Total	$23,252,220	$6,630,435	$49,552,856	$30,803,421	$47,214,309	$36,057,302

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

The Funds designate long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the tax year ended June 30, 2022.

Additionally, U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

At June 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

		US Small Cap	US Large Cap
	Global Fund	Fund	Fund
Gross unrealized appreciation	$932,366	$3,679,201	$537,533
Gross unrealized depreciation	(15,482,989)	(26,603,012)	(9,539,145)
Net unrealized appreciation (depreciation) on investments	(14,550,623)	(22,923,811)	(9,001,612)
Tax cost of investments	$59,383,697	$102,501,901	$46,131,868

The table above differs from the financial statements due to timing differences related to the deferral of losses primarily due to wash sales, passive foreign investment company mark-to-market, C-corp return on capital and MLP adjustments.

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

At June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

		US Small Cap	US Large Cap
	Global Fund	Fund	Fund
Undistributed long-term capital gains	$—	$—	$26,263
Accumulated capital and other losses	(18,766,144)	(4,426,515)	(11,380,226)
Unrealized depreciation on investments and foreign currency translations	(14,550,624)	(22,923,811)	(9,001,612)
Total accumulated deficit	$(33,316,768)	$(27,350,326)	$(20,355,575)

As of June 30, 2022, ERShares Global Entrepreneurs had short-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $18,766,144.

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended June 30, 2022, the US Small Cap Fund and US Large Cap Fund deferred post-October capital losses in the amount of $4,273,590 and $11,348,567 and qualified late year ordinary losses in the amount of $152,924 and $31,559, respectively.

As of June 30, 2022, the following reclassifications relating primarily to redemptions in kind, net operating losses, distribution reclasses, and Passive Foreign Investment Companies have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Global Fund	$(754,533)	$754,533
US Small Cap Fund	(322,666)	322,666

5. RELATED PARTIES

At June 30, 2022, certain officers of the Trust were also employees of the Advisors. However, these officers were not compensated directly by the Funds. Refer to Note 1 for more information.

6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, for the benefit of its shareholders, MAC & Co., an affiliate of Global Fund, held 94.30% of the total Global Fund shares outstanding. As of

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

June 30, 2022, for the benefit of its shareholders, MAC & Co., an affiliate of the US Small Cap Fund, held 85.10% of the total US Small Cap Fund shares outstanding. As of June 30, 2022, for the benefit of its shareholders, MAC & Co., an affiliate of the US Large Cap Fund, held 97.34% of the total US Large Cap Fund shares outstanding.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended June 30, 2022, purchases and sales of investment securities, other than short-term investments were as follows:

	Purchases	Sales
Global Fund	$223,148,457	$260,435,709
US Small Cap Fund	189,522,686	220,065,918
US Large Cap Fund	179,950,913	274,359,255

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended June 30, 2022.

8. REDEMPTION FEES

Each Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within five business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

9. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2022, the Global Fund had 25.51% of the value of its net assets invested in stocks within the Technology sector. The US Small Cap Fund had 27.14% invested in the Health Care sector and the US Large Cap Fund had 43.26% invested in the Technology sector.

10. MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

Funds’ portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds’ portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

11. FOREIGN INVESTMENT RISK

The Global Fund generally invests a significant portion of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Global Fund invests in are sometimes open on days when the New York Stock Exchange (“NYSE”) is not open and the Global Fund does not calculate its NAV, and sometimes are not open on days when the NYSE is open and the Global Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time at which the Global Fund calculates its NAV. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time at which the Global Fund calculate its NAV.

EntrepreneurShares Series Trust
Notes to the Financial Statements (continued)
June 30, 2022

Foreign stocks, as an asset class, may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investment in foreign securities (including, but not limited to, depository receipts and participation certificates) include:

currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risk including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments are typically greater in emerging and less developed markets.

12. SUBSEQUENT EVENTS EVALUATION

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of EntrepreneurShares Series Trust
and the Shareholders of ERShares Global Fund, ERShares US Small Cap Fund, and ERShares US Large Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ERShares Global Fund, ERShares US Small Cap Fund, and ERShares US Large Cap Fund, each a series of shares of beneficial interest in EntrepreneurShares Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the two- year period ended June 30, 2019 were audited by other auditors, whose report dated August 29, 2019, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm

BBD, LLP

We have served as the auditor of one or more of the Funds in the EntrepreneurShares Series Trust since 2020.

Philadelphia, Pennsylvania

August 29, 2022

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning
	Account	Ending	Expenses
	Value	Account	Paid	Annualized
	January 1,	Value June	During	Expense
	2022	30, 2022	Period(a)	Ratio
ERShares Global Entrepreneurs
Actual	$1,000.00	$706.20	$4.74	1.12%
Hypothetical(b)	$1,000.00	$1,019.24	$5.61	1.12%
ERShares US Small Cap
Actual	$1,000.00	$710.00	$3.61	0.85%
Hypothetical(b)	$1,000.00	$1,020.57	$4.27	0.85%
ERShares US Large Cap
Actual	$1,000.00	$693.80	$3.16	0.75%
Hypothetical(b)	$1,000.00	$1,021.06	$3.78	0.75%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Information (Unaudited)

ADDITIONAL TAX INFORMATION

Long Term Capital Gains Designation

For the year ended June 30, 2022, the Global, US Small Cap and US Large Cap Funds hereby designate $8,876,408, $22,746,512 and $31,446,873, respectively, as 20% rate gain distributions for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended June 30, 2022, 1.79%, 0.94% and 1.77% of the dividends paid from net investment income, including short-term capital gains (if any), is designated as qualified dividend income for the Global Fund, US Small Cap Fund and US Large Cap Fund, respectively.

Corporate Dividends Received Deduction

For the year ended June 30, 2022, 0.56%, 0.35% and 1.65% of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders for the Global Fund, US Small Cap Fund and US Large Cap Fund, respectively.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (or any predecessor form). These filings are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-PORT is available without charge, upon request, by calling 1-877-271-8811.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available without charge, upon request, by (1) calling 1-877-271-8811, or (2) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

To reduce expenses, each Fund generally mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders that such Fund reasonably believes are from the same family and household. This is referred to as “householding.” If you wish to discontinue householding and would like to receive individual copies of these documents, please call us at 1-877-271-8811. Once a Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving requests. This policy does not apply to account statements.

Trustees and Officers (Unaudited)

1. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Global Fund, the US Small Cap Fund, the US Large Cap Fund, the ERShares Entrepreneurs ETF and the ERShares NextGen Entrepreneurs ETF are the only funds in the “Fund Complex” as defined in the 1940 Act. The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below. Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years. The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

Name (Birth Year)	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-Interested Trustees
Charles Aggouras (1967)	Trustee	Since 2018	Real estate investment and development	5	None
George R. Berbeco (1944)	Trustee	Since 2010	Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009).	5	Director – Bay Colony Development Corporation.
Interested Trustee
Joel M. Shulman, CFA(2) (1955)	President and Trustee	Since 2010	Member and principal of EntrepreneurShares, LLC and Seaport Global Advisors, LLC since 2010; Member and founding partner of Capital Impact Advisors, LLC since 2013; Tenured professor at Babson College.	5	None

Trustees and Officers (Unaudited) (continued)

Name (Birth Year)	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
Mihai Prisacariu (1994)	Chief Compliance Officer	Since 2019	Began involvement with EntrepreneurShares in 2017. Pursued academic studies prior to 2017.	N/A	None
Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016-2018; Financial Analyst – PWC from 2013-2016.	N/A	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisors and Sub-Advisor.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge, upon request by calling the Funds toll free at 1-877-271-8811 or by visiting the SEC’s website (http://www.sec.gov).

PRIVACY POLICY (Unaudited)

As part of the EntrepreneurShares fund family’s long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

●	Account History, including information about the transactions and balances in a customer’s account; and

●	Correspondence, written, telephonic, or electronic between a customer and Seaport Global Advisors, LLC; Capital Impact Advisors, LLC; EntrepreneurShares, LLC, and/or any EntrepreneurShares Mutual Fund or Exchange-Traded Fund product; such as, ERShares Global Fund, ERShares US Large Cap Fund, ERShares US Small Cap, ERShares Entrepreneurs ETF, ERShares NextGen Entrepreneurs ETF, or service providers to Seaport Global Advisors, Capital Impact, EntrepreneurShares, and/or EntrepreneurShares’ Funds.

To conduct regular business, we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will maintain physical, electronic and procedural safeguards that meet federal and/or state standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As EntrepreneurShares shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers’ personal and financial information. We will not share any such information with any affiliated or nonaffiliated third party except:

●	When necessary to complete transactions in a customer account, such as clearing firm.

●	When required to service and/or maintain your account.

●	In order to resolve a customer dispute or inquiry.

●	With persons acting in a fiduciary or representative capacity on behalf of the customer.

PRIVACY POLICY (Unaudited) (continued)

●	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.

●	In connection with any sale and / or merger of EntrepreneurShares’ business.

●	To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.

●	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements.

●	In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares’ Wrap Fee Program.

●	Upon the customer’s specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons listed above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service customer accounts or is mandated by law, there are no allowances made for clients to opt out.

ERShares Global Fund Investment Advisor

Seaport Global Advisors, LLC

175 Federal Street, Suite #875

Boston, MA 02110

ERShares Global Fund Investment Sub-Advisor

EntrepreneurShares, LLC

175 Federal Street, Suite #875

Boston, MA 02110

ERShares US Small Cap Fund and ERShares US Large Cap Fund Investment Advisor

Capital Impact Advisors, LLC

175 Federal Street, Suite #875

Boston, MA 02110

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

Distributor

Vigilant Distributors, LLC

223 Wilmington West Chester Pike, Suite 216

Chadds Ford, PA 19317

Administrator, Accountant, Transfer Agent and Dividend Disbursing Agent

Ultimus Fund Solutions, LLC

225 Pictoria Drive,

Cincinnati, OH 45246

Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report should be accompanied or preceded by a prospectus.

ERSHARES-AR-22

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $56,000

Fiscal year ended 2021: $56,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $15,000

Fiscal year ended 2021: $15,000

Fees for 2022 and 2021 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended June 30, 2020 and June 30, 2021 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j) Not Applicable. A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act. All of the Board’s independent Trustees, Charles Aggouras and George R. Berbeco, are members of the Audit Committee.

Item 6.	Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EntreprenuerShares Series Trust

By (Signature and Title) _ _/s/ Joel M. Shulman_________ ___ _________________

Dr. Joel M. Shulman, Principal Executive Officer and Principal Financial Officer

Date_8/29/2022__ ________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) _ _/s/ Joel M. Shulman_ ______ _____________________

Dr. Joel M. Shulman, Principal Executive Officer and Principal Financial Officer

Date_8/29/2022__ ________